Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2015

Boston Properties, Inc.

Second Quarter 2015

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Occupancy Analysis	39
Same Property Performance	40
Reconciliation to Same Property Performance and Net Income	41-42
Leasing Activity	43
Capital Expenditures, Tenant Improvements and Leasing Commissions	44
Acquisitions/Dispositions	45
Value Creation Pipeline - Construction in Progress	46
Value Creation Pipeline - Land Parcels and Purchase Options	47
Definitions	48-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 690 Folsom Street (foreground), 680 Folsom Street (background), San Francisco, CA)

Boston Properties, Inc.

Second Quarter 2015

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and five retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 30 individuals averages 31 years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for the Company’s premier properties or pare from the portfolio properties that we believe have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2015)

Corporate Headquarters	Boston, Massachusetts

Markets	Boston, New York, San Francisco and Washington, DC

Fiscal Year-End	December 31

Total Properties (includes unconsolidated joint ventures)	170

Total Square Feet (includes unconsolidated joint ventures and structured parking)	61.0 million

Common shares outstanding, plus common, preferred and LTIP units (including Outperformance Plan Units) on an as-converted basis (but excluding Multi-Year Long-Term Incentive Program Units)	171.5 million

Dividend - Quarter/Annualized	$0.65/$2.60 (excludes special dividend)

Dividend Yield	2.15% (excludes special dividend)

Total Adjusted Market Capitalization (1)	$30.0 billion

Senior Debt Ratings	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Second Quarter 2015

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Chairman of the Board

Owen D. Thomas

Chief Executive Officer and Director

Douglas T. Linde

President and Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein

Director

Matthew J. Lustig

Director

Alan J. Patricof

Director, Chair of Audit Committee

Ivan G. Seidenberg

Lead Independent Director

Martin Turchin

Director

David A. Twardock

Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston

Senior Vice President and Regional Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional Manager of Boston

Robert E. Pester

Senior Vice President and Regional Manager of San Francisco

John F. Powers Senior Vice President and Regional Manager of New York Frank D. Burt Senior Vice President, General Counsel Lori W. Silverstein Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael E. LaBelle

Senior Vice President, Chief Financial Officer at 617.236.3352 or

mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager at

617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014

High Closing Price	$142.17	$144.74	$136.28	$123.41	$121.95
Low Closing Price	$120.83	$131.26	$115.10	$113.66	$114.45
Average Closing Price	$131.76	$139.56	$126.63	$119.60	$118.07
Closing Price, at the end of the quarter	$121.04	$140.48	$128.69	$115.76	$118.18

Dividends per share	$0.65	$0.65	$0.65	$0.65	$0.65
Special dividends per share	$—	$—	$4.50	$—	$—

Total dividends	$0.65	$0.65	$5.15	$0.65	$0.65

Closing dividend yield - annualized (1)	2.15%	1.85%	2.02%	2.25%	2.20%

Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units (including Outperformance Plan Units) on an as-converted basis (but excluding Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,506	171,490	171,064	171,062	171,063
Closing market value of outstanding shares and units (thousands)	$20,959,086	$24,291,548	$22,214,860	$20,004,159	$20,434,232

(1)	Excludes the special dividend of $4.50 per share paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(2)	For additional detail, see page 12.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:

Third Quarter, 2015	Tentatively October 29, 2015
Fourth Quarter, 2015	Tentatively January 26, 2016
First Quarter, 2016	Tentatively April 26, 2016
Second Quarter, 2016	Tentatively July 26, 2016

Boston Properties, Inc.

Second Quarter 2015

RESEARCH COVERAGE

Equity Research Coverage	Debt Research Coverage	Rating Agencies

Lucy Moore

Argus Research Company

646.747.5456

Jeffrey Spector / Jamie Feldman

Bank of America Merrill Lynch

212.449.6329 / 212.449.6339

Ross Smotrich

Barclays Capital

212.526.2306

Thomas Lesnick

Capital One Securities

504.528.9174

Michael Bilerman / Emmanuel Korchman

Citigroup Global Markets

212.816.1383 / 212.816.1382

James Sullivan / Tom Catherwood

Cowen and Company

646.562.1380 / 646.562.1382

Ian Weissman / George Auerbach

Credit Suisse

212.538.6889 / 212.538.8082

Barry Oxford

D.A. Davidson & Co.

212.240.9871

Vincent Chao / Venkat Kommineni

Deutsche Bank Securities

212.250.6799 / 212.250.6090

Steve Sakwa / Gabe Hilmoe

Evercore ISI

212.446.9462 / 212.446.9459

Brad Burke

Goldman Sachs

917.343.2082

Jed Reagan / Katherine Corwith

Green Street Advisors

949.640.8780

Omotayo Okusanya / Charles Croson

Jefferies & Co.

212.336.7076 / 917.421.1943

Anthony Paolone

J.P. Morgan Securities

212.622.6682

Craig Mailman /

Jordan Sadler

KeyBanc Capital Markets

917.368.2316 / 917.368.2280

Richard Anderson

Mizuho Securities

212.205.8487

Vance Edelson

Morgan Stanley

212.761.0078

Mike Carroll

RBC Capital Markets

440.715.2649

David Rodgers / Matthew Spencer

RW Baird

216.737.7341 / 414.298.5053

Alexander Goldfarb / Ryan Peterson

Sandler O’Neill & Partners

212.466.7937 / 212.466.7927

John Guinee / Erin Aslakson

Stifel, Nicolaus & Company

443.224.1307 / 443.224.1350

Michael Lewis

SunTrust Robinson Humphrey

212.319.5659

Ross Nussbaum / Nick Yulico

UBS Securities

212.713.2484 / 212.713.3402

Brendan Maiorana

Wells Fargo Securities

804.649.2311

Scott Frost

Bank of America

Merrill Lynch

646.855.8078

Thomas Cook

Citi Investment Research

212.723.1112

John Giordano

Credit Suisse Securities

212.538.4935

Ron Perotta

Goldman Sachs

212.702.7885

Mark Streeter

J.P. Morgan Securities

212.834.5086

Thierry Perrein / Jason Jones

Wells Fargo

704.715.8455 / 704.715.7932

Stephen Boyd Fitch Ratings 212.908.9153 Ranjini Venkatesan Moody’s Investors Service 212.553.3828 Anita Ogbara Standard & Poor’s 212.438.5077

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2015

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 48-50.

	Three Months Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Selected Items:

Revenue	$618,221	$618,476	$613,707	$618,803	$589,794
Straight-line rent (1)	$14,024	$23,164	$18,639	$18,281	$10,672
Fair value lease revenue (1) (2)	$6,667	$7,081	$12,236	$9,207	$7,425
Revenue from residential properties	$3,811	$6,854	$7,195	$7,018	$6,298
Company share of funds from operations from unconsolidated joint ventures	$6,964	$9,702	$7,282	$9,518	$7,820
Lease termination fees (1) (3)	$5,419	$14,086	$1,117	$9,878	$1,027
Ground rent expense (4)	$3,676	$4,404	$4,990	$4,986	$4,984
Fair value interest adjustment (1)	$7,856	$7,796	$7,737	$7,694	$7,630
Capitalized interest	$8,850	$7,965	$7,667	$12,223	$14,877
Capitalized wages	$3,997	$3,626	$3,483	$3,403	$4,103
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	66.2%	65.3%	66.5%	66.2%	66.5%
Gains (losses) from early extinguishments of debt	$—	$—	$(10,633)	$—	$—
Income before gains on sales of real estate	$100,739	$114,086	$85,323	$109,038	$95,901
Net income attributable to Boston Properties, Inc. common shareholders	$79,460	$171,182	$174,510	$127,724	$76,527
Funds from operations (FFO) attributable to Boston Properties, Inc.	$208,731	$200,385	$193,186	$223,403	$207,010
FFO per share - diluted	$1.36	$1.30	$1.26	$1.46	$1.35
Net income attributable to Boston Properties, Inc. per share - basic	$0.52	$1.12	$1.14	$0.83	$0.50
Net income attributable to Boston Properties, Inc. per share - diluted	$0.52	$1.11	$1.14	$0.83	$0.50
Dividends per common share (6)	$0.65	$0.65	$5.15	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$145,937	$147,145	$162,630	$170,801	$184,660

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.21	3.11	2.83	3.07	3.06
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	2.98	2.91	2.66	2.79	2.72
FFO Payout Ratio (7)	47.79%	50.00%	51.59%	44.52%	48.15%
FAD Payout Ratio (7)	76.49%	75.72%	68.42%	65.14%	60.09%

Balance Sheet Items:

Above-market rents (included within Prepaid Expenses and Other Assets)	$63,706	$75,063	$80,864	$86,609	$92,598
Below-market rents (included within Other Liabilities)	$202,653	$227,651	$243,395	$266,681	$284,726
Accrued ground rent expense (included within Other Liabilities)	$41,857	$40,751	$56,117	$54,448	$52,779
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$103,622	$96,028	$88,643	$81,372	$78,270

	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Capitalization:

Common Stock Price @ Quarter End	$121.04	$140.48	$128.69	$115.76	$118.18
Equity Value @ Quarter End	$20,959,086	$24,291,548	$22,214,860	$20,004,159	$20,434,232
Total Consolidated Debt	$9,867,459	$9,886,696	$9,906,984	$10,475,750	$10,558,609
Total Consolidated Market Capitalization	$30,826,545	$34,178,244	$32,121,844	$30,479,909	$30,992,841
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	32.01%	28.93%	30.84%	34.37%	34.07%

BXP’s Share of Unconsolidated Joint Venture Debt	$352,882	$351,977	$351,500	$331,765	$328,711
Less:
Partners’ Share of Consolidated Debt	$1,168,046	$1,174,948	$1,181,797	$867,377	$872,839
Total Adjusted Debt	$9,052,295	$9,063,725	$9,076,687	$9,940,138	$10,014,481
Total Adjusted Market Capitalization (10)	$30,011,381	$33,355,273	$31,291,547	$29,944,297	$30,448,713
Total Adjusted Debt/Total Adjusted Market Capitalization (9) (10)	30.16%	27.17%	29.01%	33.20%	32.89%

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended March 31, 2015 and September 30, 2014, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. totaling approximately $4.5 million and $7.7 million, respectively.
(4)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(5)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $17,845, $17,867, $17,218, $18,172 and $17,003 for the three months ended June 30, 2105, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.
(6)	For the three months ended December 31, 2014, dividends per share includes the $4.50 per common share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(7)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2014, excludes the $4.50 per share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(8)	The Company believes that the presentation of its interest coverage ratios provides investors with useful information about the Company’s financial performance as it relates to its cash interest expense obligations, which may assist investors in evaluating the Company’s ability to service its existing debt obligations. For a quantitative reconciliation, see page 11.
(9)	For disclosures related to our definitions, see page 48.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

Second Quarter 2015

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
ASSETS
Real estate	$18,207,934	$18,153,816	$18,231,978	$18,362,993	$17,680,555
Construction in progress (1)	880,996	797,148	736,311	715,609	1,309,781
Land held for future development	277,327	271,327	268,114	276,804	273,587
Less accumulated depreciation	(3,753,926)	(3,646,853)	(3,547,659)	(3,469,130)	(3,368,974)

Total real estate	15,612,331	15,575,438	15,688,744	15,886,276	15,894,949
Cash and cash equivalents	1,342,751	1,064,396	1,763,079	846,664	1,036,576
Cash held in escrows (2)	252,558	588,218	487,321	153,161	59,248
Marketable securities	20,953	20,736	19,459	18,834	18,927
Tenant and other receivables, net	55,183	47,768	46,595	43,210	51,348
Accrued rental income, net	730,797	713,874	691,999	689,885	673,587
Deferred charges, net	771,419	806,468	831,744	837,907	853,924
Prepaid expenses and other assets	117,993	165,985	164,432	219,074	133,035
Investments in unconsolidated joint ventures	209,974	196,188	193,394	191,593	188,887

Total assets	$19,113,959	$19,179,071	$19,886,767	$18,886,604	$18,910,481

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,269,808	$4,289,120	$4,309,484	$4,328,464	$4,411,453
Unsecured senior notes, net of discount	5,288,503	5,288,101	5,287,704	5,837,172	5,836,729
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	309,148	309,475	309,796	310,114	310,427
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	231,900	224,086	243,263	253,600	216,080
Dividends and distributions payable	112,892	112,796	882,472	112,708	112,420
Accrued interest payable	178,548	186,630	163,532	181,954	156,024
Other liabilities	448,480	483,762	502,255	528,872	551,664

Total liabilities	11,019,279	11,073,970	11,878,506	11,732,884	11,774,797

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	—	633	633	2,022	18,006

Redeemable interest in property partnership	106,233	105,520	104,692	104,105	103,778

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,473,931, 153,402,107, 153,113,945, 153,099,786 and 153,092,574 outstanding, respectively	1,535	1,534	1,531	1,531	1,531
Additional paid-in capital	6,293,556	6,286,260	6,270,257	5,684,649	5,679,578
Dividends in excess of earnings	(711,239)	(690,993)	(762,464)	(148,566)	(176,929)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	1,848	(11,907)	(9,304)	(9,866)	(10,429)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,782,978	5,782,172	5,697,298	5,725,026	5,691,029

Noncontrolling interests:
Common units of the Operating Partnership	614,988	617,274	603,171	606,002	601,775
Property partnerships	1,590,481	1,599,502	1,602,467	716,565	721,096

Total equity	7,988,447	7,998,948	7,902,936	7,047,593	7,013,900

Total liabilities and equity	$19,113,959	$19,179,071	$19,886,767	$18,886,604	$18,910,481

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At June 30, 2015, approximately $192.3 million was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with the sale of the Company’s Residences on The Avenue property. Approximately $342.0 million from the sales of the Company’s Patriots Park, 130 Third Avenue and Washingtonian North properties was released from escrow during the three months ended June 30, 2015. At March 31, 2015, approximately $534.2 million was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with the sales of the Company’s Patriots Park, 130 Third Avenue, Washingtonian North and Residences on The Avenue properties. Approximately $99.9 million from the sale of the Company’s Mountain View and Broad Run properties was released from escrow during the three months ended March 31, 2015. At December 31, 2014, approximately $433.6 million was held by a qualified intermediary for possible investment in a like-kind exchange in connection with the sales of the Company’s Mountain View, Broad Run, Patriots Park and 130 Third Avenue properties.

Boston Properties, Inc.

Second Quarter 2015

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Revenue
Rental
Base Rent	$486,609	$490,682	$484,011	$484,071	$463,239
Recoveries from tenants	86,795	88,593	85,946	90,103	81,382
Parking and other	26,552	24,788	25,724	26,236	26,300

Total rental revenue	599,956	604,063	595,681	600,410	570,921
Hotel revenue	13,403	9,085	10,907	11,918	12,367
Development and management services	4,862	5,328	7,119	6,475	6,506

Total revenue	618,221	618,476	613,707	618,803	589,794

Expenses
Operating	113,945	120,954	111,342	114,116	110,239
Real estate taxes	100,519	100,396	99,735	101,063	92,407
Hotel operating	8,495	7,576	7,539	7,585	7,315
General and administrative (1)	22,284	28,791	23,172	22,589	23,271
Transaction costs	208	327	640	1,402	661
Depreciation and amortization	167,844	154,223	162,430	157,245	154,628

Total expenses	413,295	412,267	404,858	404,000	388,521

Operating income	204,926	206,209	208,849	214,803	201,273
Other income (expense)
Income from unconsolidated joint ventures	3,078	14,834	2,700	4,419	2,834
Interest and other income	1,293	1,407	1,924	3,421	2,109
Gains (losses) from investments in securities (1)	(24)	393	387	(297)	662
Interest expense (2)	(108,534)	(108,757)	(117,904)	(113,308)	(110,977)
Losses from early extinguishments of debt	—	—	(10,633)	—	—

Income before gains on sales of real estate	100,739	114,086	85,323	109,038	95,901
Gains on sales of real estate (3)	—	95,084	126,102	41,937	—

Net income	100,739	209,170	211,425	150,975	95,901
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(9,264)	(15,208)	(13,088)	(5,566)	(7,553)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(3)	(3)	(9)	(75)	(320)
Noncontrolling interest - common units of the Operating Partnership (4)	(9,394)	(20,188)	(21,172)	(14,963)	(8,883)

Net income attributable to Boston Properties, Inc.	82,078	173,771	177,156	130,371	79,145
Preferred dividends	(2,618)	(2,589)	(2,646)	(2,647)	(2,618)

Net income attributable to Boston Properties, Inc. common shareholders	$79,460	$171,182	$174,510	$127,724	$76,527

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.52	$1.12	$1.14	$0.83	$0.50

Net income attributable to Boston Properties, Inc. per share - diluted	$0.52	$1.11	$1.14	$0.83	$0.50

(1)	Gains (losses) from investments in securities includes $(24), $393, $387, $(297) and $662 and general and administrative expense includes $24, $(393), $(387), $297 and $(662) for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, interest expense includes $7,594, $7,385, $7,271, $7,102 and $6,965, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 45 for additional information.
(4)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.34%, 10.44%, 10.34%, 10.34% and 10.16% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

Boston Properties, Inc.

Second Quarter 2015

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Net income attributable to Boston Properties, Inc. common shareholders	$79,460	$171,182	$174,510	$127,724	$76,527
Add:
Preferred dividends	2,618	2,589	2,646	2,647	2,618
Noncontrolling interest - common units of the Operating Partnership	9,394	20,188	21,172	14,963	8,883
Noncontrolling interest - redeemable preferred units of the Operating Partnership	3	3	9	75	320
Noncontrolling interests in property partnerships	9,264	15,208	13,088	5,566	7,553
Less:
Gains on sales of real estate	—	95,084	126,102	41,937	—

Income before gains on sales of real estate	100,739	114,086	85,323	109,038	95,901
Add:
Real estate depreciation and amortization (1)	171,384	148,754	166,665	162,012	159,272
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	36,699	36,515	33,866	19,150	21,825
Noncontrolling interest - redeemable preferred units of the Operating Partnership	3	3	9	75	320
Preferred dividends	2,618	2,589	2,646	2,647	2,618

Funds from operations (FFO) attributable to the Operating Partnership, common unitholders (including Boston Properties, Inc.)	232,803	223,733	215,467	249,178	230,410
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	24,072	23,348	22,281	25,775	23,400

FFO attributable to Boston Properties, Inc. common shareholders (2)	$208,731	$200,385	$193,186	$223,403	$207,010

FFO per share - basic	$1.36	$1.31	$1.26	$1.46	$1.35

Weighted average shares outstanding - basic	153,450	153,230	153,128	153,120	153,078

FFO per share - diluted	$1.36	$1.30	$1.26	$1.46	$1.35

Weighted average shares outstanding - diluted	153,815	153,873	153,550	153,273	153,623

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $167,844, $154,223, $162,430, $157,245 and $154,628 and our share of unconsolidated joint venture real estate depreciation and amortization of $3,886, $(5,132), $4,582, $5,099 and $4,986, less corporate related depreciation of $346, $337, $347, $332 and $342 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.
(2)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014 was 89.66%, 89.56%, 89.66%, 89.66% and 89.84%, respectively.

Boston Properties, Inc.

Second Quarter 2015

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$232,803	171,146	$223,733	171,084	$215,467	170,789	$249,178	170,785	$230,410	170,382
Effect of Dilutive Securities
Convertible Preferred Units	—	—	—	—	—	—	—	—	230	385
Stock based compensation	—	365	—	643	—	422	—	153	—	160

Diluted FFO	$232,803	171,511	$223,733	171,727	$215,467	171,211	$249,178	170,938	$230,640	170,927

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	24,021	17,696	23,261	17,854	22,226	17,661	25,751	17,665	23,349	17,304

Boston Properties, Inc.’s share of diluted FFO (1)	$208,782	153,815	$200,472	153,873	$193,241	153,550	$223,427	153,273	$207,291	153,623

FFO per share - basic	$1.36		$1.31		$1.26		$1.46		$1.35

FFO per share - diluted	$1.36		$1.30		$1.26		$1.46		$1.35

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014 was 89.68%, 89.60%, 89.68%, 89.67% and 89.88%, respectively.

Boston Properties, Inc.

Second Quarter 2015

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14
Basic FFO (see page 9)	$232,803	$223,733	$215,467	$249,178	$230,410
2nd generation tenant improvements and leasing commissions	(54,346)	(55,121)	(20,824)	(47,649)	(22,690)
Straight-line rent (1)	(14,024)	(23,164)	(18,639)	(18,281)	(10,672)
Lease transaction costs which qualify as rent inducements (1) (2)	3,141	5,929	3,533	1,516	1,605
Recurring capital expenditures	(14,869)	(8,763)	(12,571)	(12,691)	(9,654)
Fair value interest adjustment (1)	(7,856)	(7,796)	(7,737)	(7,694)	(7,630)
Fair value lease revenue (1) (3)	(6,667)	(7,081)	(12,236)	(9,207)	(7,425)
Hotel improvements, equipment upgrades and replacements	(272)	(491)	(328)	(514)	(495)
Straight-line ground rent expense adjustment (4)	1,106	1,196	1,669	1,669	1,708
Non-real estate depreciation	346	337	347	332	342
Stock-based compensation	5,469	11,011	5,391	5,809	6,519
Non-cash losses from early extinguishments of debt	—	—	96	—	—
Non-cash termination income adjustment (fair value lease amounts)	(1,645)	10	—	—	—
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	2,005	1,511	652	6,593	804
Unearned portion of capitalized fees	746	5,834	7,810	1,740	1,838

Funds available for distribution to common shareholders and common unitholders (FAD)	$145,937	$147,145	$162,630	$170,801	$184,660

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14

Income before gains on sales of real estate	$100,739	$114,086	$85,323	$109,038	$95,901
Interest expense	108,534	108,757	117,904	113,308	110,977
Interest expense from unconsolidated joint ventures	3,823	4,977	3,248	3,254	3,270
Depreciation and amortization expense	167,844	154,223	162,430	157,245	154,628
Depreciation and amortization expense from unconsolidated joint ventures	3,886	(5,132)	4,582	5,099	4,986
Non-cash losses from early extinguishments of debt	—	—	96	—	—
Non-cash termination income adjustment (fair value lease amounts)	(1,645)	10	—	—	—
Stock-based compensation	5,469	11,011	5,391	5,809	6,519
Straight-line ground rent expense adjustment (4)	1,106	1,196	1,669	1,669	1,708
Straight-line rent (1)	(14,024)	(23,164)	(18,639)	(18,281)	(10,672)
Lease transaction costs which qualify as rent inducements (1) (2)	3,141	5,929	3,533	1,516	1,605
Fair value lease revenue (1) (3)	(6,667)	(7,081)	(12,236)	(9,207)	(7,425)

Subtotal	372,206	364,812	353,301	369,450	361,497

Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7)	115,937	117,410	124,819	120,322	118,043

Interest Coverage Ratio	3.21	3.11	2.83	3.07	3.06

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	124,909	125,488	132,584	132,641	132,982

Interest Coverage Ratio	2.98	2.91	2.66	2.79	2.72

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs which qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional information, see page 6.
(5)	Excludes consolidated and the Company’s share of unconsolidated joint venture amortization of financing costs of $1,936, $1,956, $1,987, $1,987 and $1,992 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.
(6)	Excludes interest expense of $7,594, $7,385, $7,271, $7,102 and $6,965 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(7)	Excludes consolidated fair value interest adjustment of $13,110, $13,017, $12,925, $12,849 and $12,753 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.
(8)	Includes consolidated and the Company’s share of unconsolidated joint venture capitalized interest of $8,972, $8,078, $7,765, $12,319 and $14,939 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

Boston Properties, Inc.

Second Quarter 2015

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
June 30, 2015
Mortgage Notes Payable	$4,157,864
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,300,000

Total Debt	9,763,864
Fair Value Adjustment on Mortgage Notes Payable	111,944
Fair Value Adjustment on Mezzanine Notes Payable	3,148
Discount on Unsecured Senior Notes	(11,497)

Total Consolidated Debt	$9,867,459

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$5,300,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$5,300,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	4.42%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	4.30%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019
Discount	$1,777	$2,525	$1,650	$1,014	$3,849	$438	$244	$11,497

Unsecured Senior Notes, net of discount	$698,223	$497,475	$998,350	$848,986	$846,151	$699,562	$699,756	$5,288,503

Equity

(in thousands)

	Shares/Units	Common
	Outstanding	Stock		Equivalent
	as of 6/30/2015	Equivalents		Value (1)
Common Stock	153,474	153,474	(2)	$18,576,493
Common Operating Partnership Units	18,032	18,032	(3)	2,182,593
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(4)

Total Equity		171,506		$20,959,086

Total Consolidated Debt				$9,867,459

Total Consolidated Market Capitalization				$30,826,545

BXP’s share of Unconsolidated Joint Venture Debt				$352,882
Less:
Partners’ Share of Consolidated Debt				$1,168,046
Total Adjusted Debt (5)				$9,052,295

Total Adjusted Market Capitalization (5)				$30,011,381

(1)	Values based on June 30, 2015 closing price of $121.04 per share of common stock, except for the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 4 below).
(2)	Includes 67,682 shares of restricted stock.
(3)	Includes 1,839,555 long-term incentive plan units (including 216,960 2012 OPP Units), but excludes an aggregate of 1,154,553 Multi-Year Long-Term Incentive Program Units.
(4)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(5)	For disclosures relating to our definitions of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Second Quarter 2015

DEBT ANALYSIS (1)

as of June 30, 2015

Debt Maturities and Principal Payments

(in thousands)

	2015	2016	2017	2018	2019	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt
Mortgage Notes Payable	$13,275	$608,879	$2,821,750	$18,633	$19,670	$675,657	$4,157,864
Fair Value Adjustment	27,120	50,632	34,192	—	—	—	111,944

Mortgage Notes Payable	40,395	659,511	2,855,942	18,633	19,670	675,657	4,269,808

Mezzanine Notes Payable	—	—	306,000	—	—	—	306,000
Fair Value Adjustment	666	1,389	1,093	—	—	—	3,148

	666	1,389	307,093	—	—	—	309,148

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Discount Amortization	(845)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(11,497)

Unsecured Senior Notes	(845)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,288,503

Total Fixed Debt	$40,216	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,867,459

Total Consolidated Debt	$40,216	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,867,459

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.87%	5.33%	4.08%	3.89%	5.96%	4.36%	4.41%

Total GAAP Weighted Average Rate	5.87%	5.33%	4.08%	3.89%	5.96%	4.36%	4.41%

Total Stated Weighted Average Rate	5.84%	6.44%	5.76%	3.77%	5.87%	4.29%	4.98%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

Facility	Outstanding at 6/30/2015	Letters of Credit	Remaining Capacity at 6/30/2015

$1,000,000	$—	$16,503	$983,497

Unsecured and Secured Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity

Unsecured Debt	53.60%	4.34%	4.42%	6.1 years
Secured Debt	46.40%	5.72%	4.39%	2.7 years

Total Consolidated Debt	100.00%	4.98%	4.41%	4.5 years

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity

Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	4.98%	4.41%	4.5 years

Total Consolidated Debt	100.00%	4.98%	4.41%	4.5 years

Interest Rate Hedging Instruments

(dollars in thousands)

		Weighted-Average
	Notional Amount	Ten-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps (2)	$325,000	2.46%	September 1, 2016	September 1, 2026
Forward-starting interest rate swaps (3)	150,000	2.79%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(2)	During the three months ended June 30, 2015, the Company entered into forward-starting interest rate swap contracts which fix the ten-year swap rate on notional amounts aggregating $75.0 million. The Company has now entered into forward-starting interest rate swap contracts which fix the ten-year swap rate at a weighted-average rate of approximately 2.458% per annum on notional amounts aggregating $325.0 million. The interest rate swap contracts were entered into in advance of a financing with a target commencement date in September 2016 and maturity in September 2026.
(3)	The Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns the General Motors Building at 767 Fifth Avenue in New York City) entered into forward-starting interest rate swap contracts, including contracts entered into subsequent to June 30, 2015, which fix the ten-year swap rate at a weighted-average rate of approximately 2.809% per annum on notional amounts aggregating $225.0 million. These interest rate swap contracts were entered into in advance of a financing with a target commencement date in June 2017 and maturity in June 2027.

Boston Properties, Inc.

Second Quarter 2015

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2015

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$1,300,000	$—	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	—	750,000	—	—	—	750,000
601 Lexington Avenue (55% ownership)	6,005	12,447	13,051	13,684	14,349	645,531	705,067
200 Clarendon Street (formerly John Hancock Tower and Garage)	—	—	640,500	—	—	—	640,500	(2)
Embarcadero Center Four	2,941	348,886	—	—	—	—	351,827
Fountain Square (50% ownership)	—	211,250	—	—	—	—	211,250	(2)
505 9th Street (50% ownership)	1,311	2,737	113,596	—	—	—	117,644
New Dominion Technology Park, Building One	1,264	2,672	2,878	3,100	3,340	26,503	39,757
Kingstowne Two and Retail	990	29,277	—	—	—	—	30,267	(2)
University Place	764	1,610	1,725	1,849	1,981	3,623	11,552

	13,275	608,879	2,821,750	18,633	19,670	675,657	4,157,864

Aggregate Fair Value Adjustments	27,120	50,632	34,192	—	—	—	111,944

	40,395	659,511	2,855,942	18,633	19,670	675,657	4,269,808

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The GM Building)) (60% ownership)	—	—	306,000	—	—	—	306,000
Fair Value Adjustment	666	1,389	1,093	—	—	—	3,148

	666	1,389	307,093	—	—	—	309,148

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Aggregate Discount Amortization	(845)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(11,497)

	(845)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,288,503

Unsecured Line of Credit	—	—	—	—	—	—	—

	$40,216	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,867,459

% of Total Consolidated Debt	0.41%	6.68%	32.04%	8.78%	7.28%	44.81%	100.00%
Balloon Payments	$—	$583,782	$3,107,619	$850,000	$700,000	$4,383,554	$9,624,955
Scheduled Principal Amortization	$13,275	$25,097	$20,131	$18,633	$19,670	$42,103	$138,909

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated on the Aggregate Fair Value Adjustments line.

Boston Properties, Inc.

Second Quarter 2015

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2015 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities.

	Senior Notes	Senior Notes
	Issued Prior to	Issued On or After
	October 9, 2009	October 9, 2009
	June 30, 2015
Total Assets:
Capitalized Property Value (1)	$21,951,292	$22,445,106
Cash and Cash Equivalents	1,342,751	1,342,751
Investments in Marketable Securities	20,953	20,953
Undeveloped Land, at Cost (including Joint Venture %)	330,469	330,469
Development in Process, at Cost (including Joint Venture %)	1,068,967	1,068,967

Total Assets	$24,714,432	$25,208,246

Unencumbered Assets	$16,237,059	$16,552,330

Secured Debt (Fixed and Variable) (2)	$4,157,864	$4,157,864
Mezzanine Notes Payable (3)	306,000	306,000
Joint Venture Debt	352,882	352,882
Related Party Notes Payable	180,000	180,000
Contingent Liabilities & Letters of Credit	23,472	23,472
Unsecured Debt (4)	5,300,000	5,300,000

Total Outstanding Debt	$10,320,218	$10,320,218

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)	$100,739	$100,739
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(3,078)	(3,078)
Add: Losses from Investments in Securities (per Consolidated Income Statement)	24	24
Add: Interest Expense (per Consolidated Income Statement)	108,534	108,534
Add: Depreciation and Amortization (per Consolidated Income Statement)	167,844	167,844

EBITDA	374,063	374,063
Add: Company share of unconsolidated joint venture EBITDA	11,374	11,374

Consolidated EBITDA	$385,437	$385,437

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$108,534	$108,534
Add: Company share of unconsolidated joint venture interest expense	3,823	3,823
Less: Amortization of financing costs (including Joint Venture %)	(1,936)	(1,936)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$110,421	$110,421

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	41.8%	40.9%
Secured Debt/Total Assets	Less than 50%	19.5%	19.1%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	3.49	3.49
Unencumbered Assets/ Unsecured Debt	Greater than 150%	306.4%	312.3%

Unencumbered Consolidated Property EBITDA (5)		$256,531	$256,531

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.44	4.44

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		66.6%	66.6%

# of in-service unencumbered properties		137	137

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $111,944.
(3)	Excludes aggregate fair value adjustment of $3,148.
(4)	Excludes aggregate debt discount of $11,497.
(5)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that in our view are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended June 30, 2015, these excluded amounts were approximately $(14,677), $136,556, $1,451 and $5,576, respectively.

Boston Properties, Inc.

Second Quarter 2015

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

as of June 30, 2015

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total

Metropolitan Square (51%)	$637	$1,332	$1,410	$1,493	$1,582	$80,327	$86,781
540 Madison Avenue (60%)	—	—	—	72,000	—	—	72,000
Market Square North (50%)	529	1,094	1,148	1,205	1,265	58,090	63,331
901 New York Avenue (25%)	—	—	—	—	—	56,250	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	140	279	279	19,519	—	—	20,217	(1)
Annapolis Junction Building Six (50%)	6,770	—	—	—	—	—	6,770
Annapolis Junction Building Seven (50%)	—	9,145	—	—	—	—	9,145	(2)
Annapolis Junction Building Eight (50%)	—	—	6,888	—	—	—	6,888	(2)

	$8,076	$11,850	$9,725	$94,217	$2,847	$226,167	$352,882

GAAP Weighted Average Rate	2.98%	3.00%	2.98%	2.00%	5.41%	4.82%	3.92%

% of Total Debt	2.28%	3.36%	2.76%	26.70%	0.81%	64.09%	100.00%

Balloon Payments	$6,770	$9,145	$6,888	$91,519	$—	$221,044	$335,366
Scheduled Amortization	$1,306	$2,705	$2,837	$2,698	$2,847	$5,123	$17,516

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	32.59%	1.78%	2.00%	2.5 years
Fixed Rate Debt	67.41%	4.79%	4.85%	6.5 years

Total Debt	100.00%	3.81%	3.92%	5.2 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2015

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2015

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (Phase 1 – Air Rights)	1001 6th Street (formerly 501 K Street)	Dock72 (3)	1265 Main Street (4)	Total Unconsolidated Joint Ventures

Net Equity (5) (6)	$68,627	$(10,161)	$9,188	$(12,411)	$44,597	$26,812	$(2,755)	$6,609	$42,704	$9,228	$2,209	$184,647

Mortgage/Construction loans payable (5)	$72,000	$63,331	$86,781	$56,250	$—	$43,020	$31,500	$—	$—	$—	$—	$352,882

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	30.00%	50.00%	50.00%	50.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2015

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Dock72 (3)	1265 Main Street (4)	Total Unconsolidated Joint Ventures
REVENUE
Rental (7)	$6,983	$6,214	$8,458	$7,840		$1,350	$3,958	$3,601	$—	$177	$—	$—	$38,581
Straight-line rent	(194)	(145)	(18)	470		—	(11)	221	—	—	—	—	323
Fair value lease revenue	(71)	—	—	—		—	—	—	—	—	—	—	(71)
Termination Income	205	120	(6)	—		—	—	—	—	—	—	—	319

Total revenue	6,923	6,189	8,434	8,310		1,350	3,947	3,822	—	177	—	—	39,152

EXPENSES
Operating	3,381	2,394	3,450	3,228		599	1,270	1,263	—	239	—	—	15,824

NET OPERATING INCOME	3,542	3,795	4,984	5,082		751	2,677	2,559	—	(62)	—	—	23,328

Interest	561	1,559	2,474	2,075		—	201	1,116	—	—	—	—	7,986
Depreciation and amortization	1,876	906	1,897	1,277		1,383	741	871	—	—	—	—	8,951

SUBTOTAL	2,437	2,465	4,371	3,352		1,383	942	1,987	—	—	—	—	16,937

NET INCOME/(LOSS)	$1,105	$1,330	$613	$1,730		$(632)	$1,735	$572	$—	$(62)	$—	$—	$6,391

BXP’s share of net income/(loss)	$663	$665	$313	$463	(8)	$(210)	$867	$172	$—	$(31)	$—	$—	2,902

Basis differential (9)	182	(4)	8	(7)		(7)	(5)	9	—	—	—	—	176

Income/(loss) from unconsolidated joint ventures	$845	$661	$321	$456	(8)	$(217)	$862	$181	$—	$(31)	$—	$—	$3,078

BXP’s share of depreciation & amortization	1,001	462	987	328	(8)	466	379	263	—	—	—	—	3,886

BXP’s share of Funds from Operations (FFO)	$1,846	$1,123	$1,308	$784		$249	$1,241	$444	$—	$(31)	$—	$—	$6,964

BXP’s share of net operating income/(loss) (7)	$2,132	$1,898	$2,542	$2,476	(8)	$250	$1,339	$768	$—	$(31)	$—	$—	$11,374

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, two properties in development and two undeveloped land parcels.
(3)	Refer to acquisition Note 3 on page 45.
(4)	Refer to acquisition Note 2 on page 45.
(5)	Represents the Company’s share.
(6)	As of June 30, 2015, certain investments with deficit balances aggregating ($25,327) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(7)	Includes management services income.
(8)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

Second Quarter 2015

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of June 30, 2015

BXP’s nominal ownership percentage	60.00%		55.00%	95.00%	50.00%	50.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Fountain Square	505 9th Street	Total Consolidated Joint Ventures

ASSETS
Real estate, net	$3,493,501		$2,262,686	$400,543	$360,725	$106,024	$6,623,479
Cash and cash held in escrows	92,406		132,073	3,685	17,003	5,413	250,580
Other assets	105,286		171,642	42	9,701	9,097	295,768

Total assets	$3,691,193		$2,566,401	$404,270	$387,429	$120,534	$7,169,827

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,399,665		$705,067	$—	$216,837	$117,644	$2,439,213
Mezzanine notes payable	309,148		—	—	—	—	309,148
Related party notes payable	180,000		—	—	—	—	180,000
Accrued interest on related party notes	103,622		—	—	—	—	103,622
Other liabilities	166,150		57,487	31,853	11,206	6,913	273,609

Total liabilities	2,158,585		762,554	31,853	228,043	124,557	3,305,592

Equity:
Boston Properties, Inc.	1,089,990	(1)	669,549	355,381	53,153	(487)	2,167,586
Redeemable interest in property partnership	—		—	—	106,233	—	106,233
Noncontrolling interests	442,618		1,134,298	17,036	—	(3,536)	1,590,416	(2)

Total equity	1,532,608		1,803,847	372,417	159,386	(4,023)	3,864,235

Total liabilities and equity	$3,691,193		$2,566,401	$404,270	$387,429	$120,534	$7,169,827

Income Statements

for the three months ended June 30, 2015

BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures

REVENUE
Rental	$59,892	$89,185	$—	$8,850		$5,992	$163,919
Straight-line rent	8,547	2,037	—	432		(57)	10,959
Fair value lease revenue	9,496	1,826	—	(50)		—	11,272
Termination income	3,761	(238)	—	88		—	3,611
Parking and other	960	1,503	—	44		473	2,980

Total revenue	82,656	94,313	—	9,364		6,408	192,741

EXPENSES
Operating	25,961	31,462	—	3,340		2,404	63,167

NET OPERATING INCOME	56,695	62,851	—	6,024		4,004	129,574

Management services income	(292)	(520)	—	(3)		—	(815)
Interest and other income	(11)	(277)	—	(1)		—	(289)
Interest expense	23,865	8,469	—	3,086		1,736	37,156
Interest expense - partner notes	7,594	—	—	—		—	7,594
Fair value adjustment to interest expense	(11,067)	—	—	(1,653)		—	(12,720)
Depreciation and amortization	43,347	21,463	—	4,579		874	70,263
Other	—	54	—	—		—	54

SUBTOTAL	63,436	29,189	—	6,008		2,610	101,243

NET INCOME/(LOSS)	$(6,741)	$33,662	$—	$16		$1,394	$28,331

Reconciliation of partners’ noncontrolling interest (NCI):
Add back depreciation & amortization - BXP basis difference	$8	$18	$—	$10		$30	$66
Special allocation - BXP basis	—	(102)	—	—		—	(102)
Add back partners’ share of partner loan interest	7,594	—	—	—		—	7,594

Partners’ net income/(loss) before interest allocation	861	33,578	—	26		1,424	35,889
Partners’ NCI share of net income before interest allocation	344	15,110	—	13		712	16,179
Partners’ share of partner loan interest	(7,594)	—	—	—		—	(7,594)
Allocation of management and other fees to non-controlling partner	(603)	(821)	—	(26)		(97)	(1,547)
Accretion and adjustments	—	—	—	2,226	(3)	—	2,226

Partners’ NCI	$(7,853)	$14,289	$—	$2,213		$615	$9,264

Reconciliation of partners’ share of FFO:
Net income/(loss)	$(6,741)	$33,662	$—	$16		$1,394	$28,331
Special allocation - BXP basis	—	(102)	—	—		—	(102)
Add back depreciation & amortization	43,347	21,463	—	4,579		874	70,263

Entity FFO	36,606	55,023	—	4,595		2,268	98,492

Partners’ share of net income/(loss)	(2,693)	15,182	—	13		712	13,214
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,556)	—	—	—		—	(4,556)
Allocation of management and other fees to non-controlling partner	(603)	(821)	—	(26)		(97)	(1,547)
Partners’ share of depreciation and amortization	17,336	9,650	—	—		422	27,408
Accretion and adjustments	—	(46)	—	2,226	(3)	—	2,180

Partners’ share FFO	$9,484	$23,965	$—	$2,213		$1,037	$36,699

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	1,112	19,373	—	(2,197	) (3)	779	19,067
Depreciation & amortization - BXP basis difference	8	18	—	10		30	66
Other adjustment (4)	90	20	—	10		—	120
BXP share of depreciation & amortization	26,003	11,795	—	4,569	(3)	422	42,789

BXP share of FFO	$27,213	$31,206	$—	$2,392		$1,231	$62,042

Unearned portion of capitalized fees (4)	$305	$415	$—	$26		$—	$746

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of approximately $0.1 million.
(3)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which redemption is scheduled to occur in Q1 2016.
(4)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Second Quarter 2015

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended June 30, 2015 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,195,871	(5)	26.8%	392,530	1.1%	13,588,401	(5)	32.8%	0.2%	1.2%	29.3%
New York	11,566,751	(5)	40.1%	—	—	11,566,751	(5)	28.0%	—	—	40.1%
San Francisco	5,487,302		11.2%	570,053	1.2%	6,057,355		14.7%	—	—	12.4%
Washington, DC	9,386,623	(5)	17.3%	738,829	0.5%	10,125,452	(5)	24.5%	0.4%	—	18.2%

	39,636,547		95.4%	1,701,412	2.8%	41,337,959		100.0%	0.6%	1.2%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties by Location (2) (4)

Geographic Area	CBD	Suburban	Total
Boston	23.8%	5.5%	29.3%
New York	38.0%	2.1%	40.1%
San Francisco	9.5%	2.9%	12.4%
Washington, DC	7.8%	10.4%	18.2%

Total	79.1%	20.9%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (6)
Boston Marriott Cambridge, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of Units	Square Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(7)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(8)

Total Residential Properties	445	442,444

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	43,341	14,723,366

(1)	For disclosures relating to our definition of In-Service Properties, see page 49.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 41. For disclosures relating to our use of Combined NOI see page 49.
(3)	Includes approximately 2,200,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 100% of the rentable square footage of our In-Service Properties. For disclosures relating to our In-Service Properties, see pages 20-22.
(6)	Includes 4,260 square feet of retail space.
(7)	Includes 26,179 square feet of retail space.
(8)	Includes 9,617 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2015

In-Service Property Listing

as of June 30, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street (formerly John Hancock Tower)	CBD Boston MA	1	1,732,843	73.8%	$60.74	Y	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,265,411	85.6%	50.64	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,227,964	90.8%	57.44	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.2%	61.13	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	63.18	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,249	93.6%	46.10	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,571	93.6%	77.91	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD

		8	6,944,555	87.9%	$58.86

355 Main Street (formerly Five Cambridge Center)	East Cambridge MA	1	264,708	93.3%	$63.25	N	CBD
90 Broadway (formerly Four Cambridge Center)	East Cambridge MA	1	222,656	97.1%	49.59	N	CBD
255 Main Street (formerly One Cambridge Center)	East Cambridge MA	1	215,629	100.0%	54.33	N	CBD
300 Binney Street (formerly Seventeen Cambridge Center)	East Cambridge MA	1	195,191	100.0%	51.38	N	CBD
150 Broadway (formerly Eight Cambridge Center)	East Cambridge MA	1	177,226	100.0%	46.78	N	CBD
105 Broadway (formerly Ten Cambridge Center)	East Cambridge MA	1	152,664	100.0%	45.26	N	CBD
325 Main Street (formerly Three Cambridge Center)	East Cambridge MA	1	115,361	100.0%	43.91	N	CBD
145 Broadway (formerly Eleven Cambridge Center)	East Cambridge MA	1	79,616	100.0%	59.86	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	44.52	Y	CBD

		9	1,618,333	98.5%	$51.32

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	996,317	87.0%	$35.12	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	96.0%	35.22	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	99.5%	37.17	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	51.95	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	79.6%	33.04	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	96.5%	33.64	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	97.9%	33.28	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	45.67	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	39.43	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	17.81	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	86.8%	25.89	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.67	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	81.6%	22.18	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	88.7%	25.81	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.70	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	41.16	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.15	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	40.59	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.64	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	40.43	N	S

		27	4,632,983	93.2%	$34.90

Office/Technical
415 Main Street (formerly Seven Cambridge Center)	East Cambridge MA	1	231,028	100.0%	$91.61	N	CBD
250 Binney Street (formerly Fourteen Cambridge Center)	East Cambridge MA	1	67,362	100.0%	41.40	N	CBD
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S

		4	392,530	76.0%	$80.28

Total Boston:		48	13,588,401	90.6%	$49.95

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

Second Quarter 2015

In-Service Property Listing (continued)

as of June 30, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,818,472	96.7%	$147.84	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	98.9%	86.93	N	CBD
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,632,073	97.5%	94.13	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,057,978	97.6%	79.37	Y	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,247,454	100.0%	74.45	N	CBD
(2) 250 West 55th Street	Times Square / West Side NY	1	988,679	70.4%	85.60	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	92.3%	116.91	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	87.1%	105.75	Y	CBD

		8	9,094,332	94.5%	$99.62

One Tower Center	East Brunswick NJ	1	412,797	34.7%	$31.01	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	33.29	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	34.82	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.23	N	S
212 Carnegie Center	Princeton NJ	1	151,547	79.0%	35.99	N	S
214 Carnegie Center	Princeton NJ	1	150,774	81.3%	32.85	N	S
506 Carnegie Center	Princeton NJ	1	149,110	100.0%	33.44	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	33.58	N	S
202 Carnegie Center	Princeton NJ	1	134,068	63.1%	35.71	N	S
101 Carnegie Center	Princeton NJ	1	126,709	19.1%	28.21	N	S
504 Carnegie Center	Princeton NJ	1	121,990	66.1%	32.59	N	S
502 Carnegie Center	Princeton NJ	1	121,460	95.2%	34.52	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.04	N	S
104 Carnegie Center	Princeton NJ	1	102,830	90.1%	33.16	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	31.65	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.27	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.59	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.93	N	S

		17	2,472,419	75.8%	$33.77

Total New York:		25	11,566,751	90.5%	$87.83

San Francisco
Office
Embarcadero Center Four	CBD San Francisco CA	1	934,407	94.7%	$59.81	Y	CBD
Embarcadero Center One	CBD San Francisco CA	1	830,776	93.8%	52.02	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,800	95.2%	56.29	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	774,981	98.0%	47.87	N	CBD
(2) 680 Folsom Street	CBD San Francisco CA	2	524,793	98.4%	55.69	N	CBD

		6	3,844,757	95.8%	$54.38

3100-3130 Zanker Road	San Jose CA	4	543,900	19.5%	$20.55	N	S
(3) North First Business Park	San Jose CA	5	190,636	100.0%	15.94	N	S
601 and 651 Gateway	South San Francisco CA	2	506,280	99.6%	37.65	N	S
611 Gateway	South San Francisco CA	1	260,337	81.2%	38.09	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	53.42	N	S

		13	1,642,545	70.3%	$34.49

Office/Technical
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	$37.36	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	25.73	N	S

		16	570,053	100.0%	$36.82

Total San Francisco:		35	6,057,355	89.2%	$48.28

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2015

In-Service Property Listing (continued)

as of June 30, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	96.9%	$57.40	N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%	45.55	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,288	90.5%	56.56	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	91.2%	66.08	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	406,815	94.0%	61.76	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	73.98	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	85.05	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	93.1%	53.82	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	59.89	N	CBD
Sumner Square	CBD Washington DC	1	208,892	98.5%	48.41	N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,859	92.8%	65.35	Y	CBD

		11	4,206,838	95.5%	$62.24

South of Market	Reston VA	3	623,665	87.3%	$52.35	N	S
Fountain Square (50% ownership)	Reston VA	2	521,706	96.8%	45.38	Y	S
One Freedom Square	Reston VA	1	432,581	99.6%	45.77	N	S
Two Freedom Square	Reston VA	1	421,757	98.8%	43.86	N	S
One and Two Discovery Square	Reston VA	2	366,990	100.0%	42.88	N	S
One Reston Overlook	Reston VA	1	319,519	100.0%	36.68	N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%	38.82	N	S
Democracy Tower	Reston VA	1	259,441	100.0%	56.60	N	S
Fountain Square Retail (50% ownership)	Reston VA	1	234,349	96.4%	54.46	Y	S
Two Reston Overlook	Reston VA	1	134,615	100.0%	36.33	N	S

		15	3,575,669	96.9%	$45.86

Wisconsin Place Office	Montgomery County MD	1	299,186	97.6%	$53.63	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	63.2%	37.50	N	S
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	39.37	N	S
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	33.66	Y	S
Kingstowne Two	Springfield VA	1	156,251	93.7%	37.81	Y	S
Kingstowne One	Springfield VA	1	151,483	88.6%	39.86	N	S
Kingstowne Retail	Springfield VA	1	88,288	100.0%	33.86	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	29.02	Y	S
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	80.7%	140.85	Y	S

		9	1,604,116	88.5%	$47.10

Office/Technical
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	$18.39	N	S
7435 Boston Boulevard	Springfield VA	1	103,557	67.1%	22.64	N	S
8000 Grainger Court	Springfield VA	1	88,775	37.6%	23.02	N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.14	N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	28.14	N	S
7450 Boston Boulevard	Springfield VA	1	62,402	0.0%	—	N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	17.55	N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%	13.12	N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	25.73	N	S
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	20.60	N	S
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	24.16	N	S

		11	738,829	77.4%	$20.36

Total Washington, DC:		46	10,125,452	93.6%	$51.45

Total In-Service Properties:		154	41,337,959	91.1%	$60.62

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

Second Quarter 2015

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,667,873	(1)	4.03%
2	Citibank	984,692	(2)	2.38%
3	Biogen	772,212		1.87%
4	Bank of America	758,995	(3)	1.84%
5	Wellington Management	707,568	(4)	1.71%
6	Kirkland & Ellis	612,769	(5)	1.48%
7	Genentech	570,770		1.38%
8	Ropes & Gray	528,931		1.28%
9	O’Melveny & Myers	504,902	(6)	1.22%
10	Shearman & Sterling	450,258		1.09%
11	Weil Gotshal Manges	448,351	(7)	1.08%
12	Microsoft	382,532		0.93%
13	Finnegan Henderson Farabow	362,405	(8)	0.88%
14	Ann Inc. (fka Ann Taylor Corp.)	351,026	(9)	0.85%
15	Morgan Lewis Bockius	348,151		0.84%
16	Google	330,313		0.80%
17	PTC	320,655		0.78%
18	Blue Cross and Blue Shield of Massachusetts	308,210		0.75%
19	Mass Financial Services	301,668		0.73%
20	Aramis (Estee Lauder)	295,610	(10)	0.72%
	Total % of Portfolio Square Feet			26.64%
	Total % of Portfolio Revenue			29.97%
	Total % of Boston Properties’ Share of Portfolio Revenue			27.40%

Notable Signed Deals (11)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	714,000
Arnold & Porter	601 Massachusetts Avenue	376,000

(1)	Includes 81,088 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 443,141, 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 55%, 60%, and 51% interest, respectively.
(3)	Includes 690,908 & 50,887 square feet of space in properties in which Boston Properties has a 55% & 60% interest, respectively.
(4)	Includes 696,809 square feet of space in properties in which Boston Properties has a 55% interest.
(5)	Includes 391,662 & 221,107 square feet of space in properties in which Boston Properties has a 55% & 51% interest, respectively.
(6)	Includes 325,750 square feet of space in a property in which Boston Properties has a 55% interest.
(7)	Includes 420,204 & 28,147 square feet of space in properties in which Boston Properties has a 60% & 55% interest, respectively.
(8)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(9)	Includes 331,209 square feet of space in a property in which Boston Properties has a 55% interest.
(10)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(11)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2015	1,473,782	$75,019,909	$50.90	$75,445,953	$51.19	3.92	% (4)
2016	2,551,764	131,080,550	51.37	132,662,057	51.99	6.79%
2017	3,175,981	191,686,279	60.35	194,142,321	61.13	8.44%
2018	1,638,215	98,535,731	60.15	100,672,625	61.45	4.36%
2019	3,100,413	170,793,295	55.09	176,359,218	56.88	8.24%
2020	3,959,753	249,232,600	62.94	265,273,571	66.99	10.53%
2021	2,348,037	130,872,960	55.74	144,746,726	61.65	6.24%
2022	3,944,180	217,311,604	55.10	238,398,475	60.44	10.49%
2023	966,276	52,791,777	54.63	61,294,590	63.43	2.57%
2024	2,401,916	139,202,906	57.95	154,294,386	64.24	6.39%
Thereafter	8,646,156	587,943,995	68.00	761,425,594	88.07	22.99%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14
Boston	89.9%	95.3%	93.2%	89.1%	91.1%	93.1%
New York	94.5%	97.5%	75.8%	80.2%	90.5%	93.5%
San Francisco	95.8%	94.6%	70.3%	68.9%	88.1%	86.1%
Washington, DC	95.5%	95.6%	94.3%	96.6%	94.8%	96.2%

Total Portfolio	93.3%	96.0%	87.8%	88.4%	91.4%	93.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2015	159,885	$4,362,755	$27.29	$4,362,755	$27.29	9.40%
2016	317,784	23,633,874	74.37	23,683,512	74.53	18.68%
2017	132,163	4,790,577	36.25	4,927,900	37.29	7.77%
2018	28,364	1,082,348	38.16	1,258,325	44.36	1.67%
2019	455,206	14,058,442	30.88	15,380,543	33.79	26.75%
2020	114,375	2,722,872	23.81	2,873,139	25.12	6.72%
2021	109,860	1,695,382	15.43	1,816,155	16.53	6.46%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
2024	82,188	3,128,177	38.06	3,781,137	46.01	4.83%
Thereafter	23,439	452,293	19.30	540,892	23.08	1.38%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	N/A	N/A	N/A	N/A	N/A	N/A
San Francisco	N/A	N/A	100.0%	93.2%	100.0%	93.2%
Washington, DC	N/A	N/A	77.4%	96.9%	77.4%	96.9%

Total Portfolio	100.0%	100.0%	81.4%	89.4%	84.7%	91.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2015	51,879	$7,833,438	$150.99	$7,857,659	$151.46	2.56	% (4)
2016	270,473	38,342,021	141.76	27,091,737	100.16	13.34%
2017	164,374	14,441,217	87.86	14,506,013	88.25	8.10%
2018	240,722	20,620,694	85.66	21,925,991	91.08	11.87%
2019	83,243	5,931,993	71.26	6,154,219	73.93	4.10%
2020	185,244	11,647,160	62.87	12,304,173	66.42	9.13%
2021	115,625	7,356,452	63.62	8,007,937	69.26	5.70%
2022	235,624	18,221,522	77.33	20,300,380	86.16	11.62%
2023	194,227	17,480,006	90.00	19,986,321	102.90	9.58%
2024	99,261	9,096,649	91.64	10,814,682	108.95	4.89%
Thereafter	387,417	27,201,929	70.21	36,864,333	95.15	19.10%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Second Quarter 2015

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to	Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet

2015	1,685,546	$87,216,102	$51.74	$87,666,366	$52.01	4.08	% (4)
2016	3,140,021	193,056,445	61.48	183,437,306	58.42	7.60%
2017	3,472,518	210,918,073	60.74	213,576,234	61.50	8.40%
2018	1,907,301	120,238,773	63.04	123,856,941	64.94	4.61%
2019	3,638,862	190,783,730	52.43	197,893,980	54.38	8.80%
2020	4,259,372	263,602,633	61.89	280,450,883	65.84	10.30%
2021	2,573,522	139,924,794	54.37	154,570,818	60.06	6.23%
2022	4,179,804	235,533,126	56.35	258,698,856	61.89	10.11%
2023	1,160,503	70,271,783	60.55	81,280,911	70.04	2.81%
2024	2,583,365	151,427,732	58.62	168,890,204	65.38	6.25%
Thereafter	9,057,012	615,598,217	67.97	798,830,819	88.20	21.91%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14

Boston	90.3%	95.5%	91.3%	87.4%	90.6%	92.6%
New York	94.5%	97.5%	75.8%	80.2%	90.5%	93.5%
San Francisco	95.8%	94.6%	77.9%	76.6%	89.2%	87.0%
Washington, DC	95.5%	95.6%	92.2%	96.7%	93.6%	96.3%

Total Portfolio	93.4%	96.0%	87.2%	88.5%	91.1%	93.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space, excluding our residential and hotel properties.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	395,943	$14,526,318	$36.69	$14,464,871	$36.53	(4)	—	$—	$—	$—	$—
2016	716,386	27,719,360	38.69	28,939,466	40.40		225,532	20,741,856	91.97	20,741,856	91.97
2017	768,619	30,569,584	39.77	31,076,348	40.43		—	—	—	—	—
2018	435,615	17,834,408	40.94	18,395,613	42.23		—	—	—	—	—
2019	1,339,143	62,645,401	46.78	63,954,704	47.76		—	—	—	—	—
2020	493,543	22,647,305	45.89	24,040,461	48.71		—	—	—	—	—
2021	808,961	30,488,198	37.69	32,068,428	39.64		—	—	—	—	—
2022	1,648,792	78,140,848	47.39	82,809,786	50.22		—	—	—	—	—
2023	290,923	17,158,723	58.98	18,995,725	65.29		—	—	—	—	—
2024	398,434	18,467,980	46.35	20,415,401	51.24		67,362	2,788,472	41.40	3,394,730	50.40
Thereafter	3,951,251	220,427,209	55.79	262,260,901	66.37		—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	22,587	$5,880,837	$260.36	$5,889,453	$260.75	418,530	$20,407,155	$48.76	$20,354,324	$48.63	(4)
2016	15,400	2,576,550	167.31	2,543,368	165.15	957,318	51,037,766	53.31	52,224,690	54.55	(5)
2017	50,101	3,671,565	73.28	3,684,468	73.54	818,720	34,241,149	41.82	34,760,816	42.46
2018	137,623	6,306,719	45.83	6,417,350	46.63	573,238	24,141,127	42.11	24,812,963	43.29
2019	11,787	1,869,356	158.59	1,943,408	164.88	1,350,930	64,514,757	47.76	65,898,112	48.78
2020	94,767	6,211,979	65.55	6,504,013	68.63	588,310	28,859,285	49.05	30,544,474	51.92
2021	38,642	2,603,609	67.38	2,793,247	72.29	847,603	33,091,807	39.04	34,861,676	41.13
2022	126,196	5,847,557	46.34	6,419,193	50.87	1,774,988	83,988,405	47.32	89,228,979	50.27
2023	77,609	6,952,869	89.59	7,758,668	99.97	368,532	24,111,592	65.43	26,754,393	72.60
2024	70,570	4,154,992	58.88	4,558,268	64.59	536,366	25,411,444	47.38	28,368,398	52.89
Thereafter	134,662	5,463,577	40.57	6,329,279	47.00	4,085,913	225,890,786	55.29	268,590,180	65.74

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $41.13 per square foot and $42.77 per square foot, respectively. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	65,966	2,722,980	41.28	2,722,980	41.28	(4)	—	—	—	—	—
Q3 2015	178,273	7,385,129	41.43	7,389,612	41.45		—	—	—	—	—
Q4 2015	151,704	4,418,209	29.12	4,352,279	28.69		—	—	—	—	—

Total 2015	395,943	$14,526,318	$36.69	$14,464,871	$36.53		—	$—	$—	$—	$—

Q1 2016	142,961	$5,808,624	$40.63	$5,808,624	$40.63		225,532	$20,741,856	$91.97	$20,741,856	$91.97
Q2 2016	28,116	1,328,755	47.26	1,330,880	47.34		—	—	—	—	—
Q3 2016	458,655	16,845,447	36.73	17,133,604	37.36		—	—	—	—	—
Q4 2016	86,654	3,736,534	43.12	4,666,359	53.85		—	—	—	—	—

Total 2016	716,386	$27,719,360	$38.69	$28,939,466	$40.40		225,532	$20,741,856	$91.97	$20,741,856	$91.97

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	6,175	2,307,135	373.63	2,307,135	373.63	(4)	72,141	5,030,115	69.73	5,030,115	69.73	(4)
Q3 2015	15,403	3,304,694	214.55	3,312,110	215.03		193,676	10,689,823	55.19	10,701,722	55.26
Q4 2015	1,009	269,009	266.61	270,209	267.80		152,713	4,687,218	30.69	4,622,488	30.27

Total 2015	22,587	$5,880,837	$260.36	$5,889,453	$260.75		418,530	$20,407,155	$48.76	$20,354,324	$48.63

Q1 2016	8,115	$1,227,448	$151.26	$1,209,448	$149.04		376,608	$27,777,928	$73.76	$27,759,928	$73.71
Q2 2016	1,419	458,874	323.38	442,074	311.54		29,535	1,787,629	60.53	1,772,955	60.03
Q3 2016	4,089	606,107	148.23	606,175	148.25		462,744	17,451,554	37.71	17,739,779	38.34
Q4 2016	1,777	284,121	159.89	285,671	160.76		88,431	4,020,656	45.47	4,952,029	56.00

Total 2016	15,400	$2,576,550	$167.31	$2,543,368	$165.15		957,318	$51,037,766	$53.31	$52,224,690	$54.55

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	241,473	$10,787,759	$44.67	$11,266,315	$46.66	(4)	—	$—	$—	$—	$—
2016	590,523	48,471,990	82.08	48,488,251	82.11		—	—	—	—	—
2017	1,112,506	97,945,365	88.04	98,179,444	88.25		—	—	—	—	—
2018	542,398	44,623,694	82.27	44,110,617	81.33		—	—	—	—	—
2019	576,577	47,099,211	81.69	47,822,658	82.94		—	—	—	—	—
2020	1,824,010	142,465,344	78.11	151,104,886	82.84		—	—	—	—	—
2021	306,302	33,340,952	108.85	35,796,732	116.87		—	—	—	—	—
2022	826,753	68,202,507	82.49	73,319,014	88.68		—	—	—	—	—
2023	81,115	6,998,760	86.28	7,658,273	94.41		—	—	—	—	—
2024	1,061,714	72,028,138	67.84	78,061,271	73.52		—	—	—	—	—
Thereafter	2,902,698	258,301,736	88.99	351,384,328	121.05		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	2,020	$225,472	$111.62	$236,773	$117.21		243,493	$11,013,231	$45.23	$11,503,088	$47.24	(4)
2016	152,009	29,924,592	196.86	18,699,413	123.02		742,532	78,396,582	105.58	67,187,664	90.48
2017	31,285	5,891,023	188.30	5,891,023	188.30		1,143,791	103,836,387	90.78	104,070,466	90.99
2018	6,514	8,192,044	1,257.61	9,213,309	1,414.39		548,912	52,815,738	96.22	53,323,926	97.14
2019	—	—	—	—	—		576,577	47,099,211	81.69	47,822,658	82.94
2020	4,195	280,785	66.93	286,163	68.22		1,828,205	142,746,129	78.08	151,391,049	82.81
2021	2,056	244,151	118.75	284,293	138.27		308,358	33,585,103	108.92	36,081,025	117.01
2022	58,093	9,688,750	166.78	10,868,620	187.09		884,846	77,891,257	88.03	84,187,633	95.14
2023	32,984	6,515,802	197.54	7,789,358	236.16		114,099	13,514,562	118.45	15,447,630	135.39
2024	11,395	3,919,633	343.98	5,074,896	445.36		1,073,109	75,947,771	70.77	83,136,167	77.47
Thereafter	74,991	15,556,195	207.44	22,842,079	304.60		2,977,689	273,857,931	91.97	374,226,407	125.68

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	55,878	1,909,062	34.16	1,909,062	34.16	(4)	—	—	—	—	—
Q3 2015	58,222	3,158,277	54.25	3,636,833	62.46		—	—	—	—	—
Q4 2015	127,373	5,720,421	44.91	5,720,421	44.91		—	—	—	—	—

Total 2015	241,473	$10,787,759	$44.67	$11,266,315	$46.66		—	$—	$—	$—	$—

Q1 2016	179,850	$12,221,614	$67.95	$12,221,614	$67.95		—	$—	$—	$—	$—
Q2 2016	321,168	28,261,263	88.00	28,261,263	88.00		—	—	—	—	—
Q3 2016	20,154	1,938,197	96.17	1,938,636	96.19		—	—	—	—	—
Q4 2016	69,351	6,050,915	87.25	6,066,738	87.48		—	—	—	—	—

Total 2016	590,523	$48,471,990	$82.08	$48,488,251	$82.11		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		55,878	1,909,062	34.16	1,909,062	34.16	(4)
Q3 2015	400	55,620	139.05	55,620	139.05		58,622	3,213,897	54.82	3,692,453	62.99
Q4 2015	1,620	169,852	104.85	181,153	111.82		128,993	5,890,273	45.66	5,901,574	45.75

Total 2015	2,020	$225,472	$111.62	$236,773	$117.21		243,493	$11,013,231	$45.23	$11,503,088	$47.24

Q1 2016	46,938	$5,147,410	$109.66	$5,148,086	$109.68		226,788	$17,369,025	$76.59	$17,369,700	$76.59
Q2 2016	16,868	1,147,988	68.06	1,153,325	68.37		338,036	29,409,252	87.00	29,414,588	87.02
Q3 2016	10,210	1,607,951	157.49	1,607,951	157.49		30,364	3,546,148	116.79	3,546,586	116.80
Q4 2016	77,993	22,021,243	282.35	10,790,052	138.35		147,344	28,072,158	190.52	16,856,789	114.40

Total 2016	152,009	$29,924,592	$196.86	$18,699,413	$123.02		742,532	$78,396,582	$105.58	$67,187,664	$90.48

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	342,214	$15,264,918	$44.61	$15,271,517	$44.63	(4)	17,100	$423,639	$24.77	$423,639	$24.77
2016	910,883	38,326,749	42.08	38,481,083	42.25		58,852	2,123,243	36.08	2,153,994	36.60
2017	537,605	23,640,055	43.97	24,291,646	45.18		118,755	4,504,248	37.93	4,634,648	39.03
2018	193,504	11,028,038	56.99	11,577,329	59.83		28,364	1,082,348	38.16	1,258,325	44.36
2019	287,301	15,798,914	54.99	16,918,565	58.89		309,178	11,302,325	36.56	12,563,305	40.63
2020	564,520	34,240,779	60.65	36,008,959	63.79		34,404	1,431,847	41.62	1,582,114	45.99
2021	227,554	11,389,455	50.05	13,600,193	59.77		—	—	—	—	—
2022	488,879	21,762,938	44.52	24,967,524	51.07		—	—	—	—	—
2023	195,424	10,756,683	55.04	12,958,463	66.31		—	—	—	—	—
2024	335,473	18,434,323	54.95	20,052,509	59.77		—	—	—	—	—
Thereafter	579,432	31,429,170	54.24	44,178,764	76.24		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	7,404	$521,795	$70.47	$521,795	$70.47		366,718	$16,210,352	$44.20	$16,216,951	$44.22	(4)
2016	38,268	1,913,034	49.99	1,922,133	50.23		1,008,003	42,363,026	42.03	42,557,210	42.22
2017	16,079	1,102,746	68.58	1,126,280	70.05		672,439	29,247,049	43.49	30,052,574	44.69
2018	32,264	1,938,109	60.07	1,988,788	61.64		254,132	14,048,494	55.28	14,824,441	58.33
2019	11,730	685,084	58.40	724,188	61.74		608,209	27,786,323	45.69	30,206,058	49.66
2020	33,176	1,905,731	57.44	2,084,158	62.82		632,100	37,578,357	59.45	39,675,231	62.77
2021	16,954	1,080,917	63.76	1,122,396	66.20		244,508	12,470,372	51.00	14,722,589	60.21
2022	27,445	1,062,751	38.72	1,146,825	41.79		516,324	22,825,689	44.21	26,114,348	50.58
2023	27,788	1,515,883	54.55	1,613,655	58.07		223,212	12,272,566	54.98	14,572,119	65.28
2024	8,545	548,821	64.23	655,485	76.71		344,018	18,983,144	55.18	20,707,993	60.19
Thereafter	21,461	1,289,462	60.08	1,509,318	70.33		600,893	32,718,632	54.45	45,688,082	76.03

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	13,528	572,892	42.35	572,892	42.35	(4)	—	—	—	—	—
Q3 2015	116,371	6,326,936	54.37	6,326,936	54.37		12,900	346,065	26.83	346,065	26.83
Q4 2015	212,315	8,365,090	39.40	8,371,689	39.43		4,200	77,575	18.47	77,575	18.47

Total 2015	342,214	$15,264,918	$44.61	$15,271,517	$44.63		17,100	$423,639	$24.77	$423,639	$24.77

Q1 2016	91,182	$4,228,363	$46.37	$4,232,998	$46.42		—	$—	$—	$—	$—
Q2 2016	212,181	8,739,328	41.19	8,783,660	41.40		27,790	877,109	31.56	877,109	31.56
Q3 2016	234,045	11,776,616	50.32	11,631,381	49.70		31,062	1,246,134	40.12	1,276,885	41.11
Q4 2016	373,475	13,582,442	36.37	13,833,044	37.04		—	—	—	—	—

Total 2016	910,883	$38,326,749	$42.08	$38,481,083	$42.25		58,852	$2,123,243	$36.08	$2,153,994	$36.60

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		13,528	572,892	42.35	572,892	42.35	(4)
Q3 2015	1,285	119,888	93.30	119,888	93.30		130,556	6,792,888	52.03	6,792,888	52.03
Q4 2015	6,119	401,907	65.68	401,907	65.68		222,634	8,844,572	39.73	8,851,170	39.76

Total 2015	7,404	$521,795	$70.47	$521,795	$70.47		366,718	$16,210,352	$44.20	$16,216,951	$44.22

Q1 2016	5,597	$366,307	$65.45	$367,542	$65.67		96,779	$4,594,670	$47.48	$4,600,540	$47.54
Q2 2016	2,236	154,554	69.12	154,554	69.12		242,207	9,770,991	40.34	9,815,323	40.52
Q3 2016	9,488	514,331	54.21	514,935	54.27		274,595	13,537,081	49.30	13,423,201	48.88
Q4 2016	20,947	877,842	41.91	885,102	42.25		394,422	14,460,284	36.66	14,718,146	37.32

Total 2016	38,268	$1,913,034	$49.99	$1,922,133	$50.23		1,008,003	$42,363,026	$42.03	$42,557,210	$42.22

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	494,152	$34,440,914	$69.70	$34,443,250	$69.70	(4) (5)	142,785	$3,939,116	$27.59	$3,939,116	$27.59
2016	333,972	16,562,451	49.59	16,753,256	50.16		33,400	768,775	23.02	787,662	23.58
2017	757,251	39,531,276	52.20	40,594,884	53.61		13,408	286,330	21.36	293,252	21.87
2018	466,698	25,049,592	53.67	26,589,067	56.97		—	—	—	—	—
2019	897,392	45,249,769	50.42	47,663,292	53.11		146,028	2,756,117	18.87	2,817,237	19.29
2020	1,077,680	49,879,172	46.28	54,119,265	50.22		79,971	1,291,025	16.14	1,291,025	16.14
2021	1,005,220	55,654,354	55.37	63,281,372	62.95		109,860	1,695,382	15.43	1,816,155	16.53
2022	979,756	49,205,311	50.22	57,302,152	58.49		—	—	—	—	—
2023	398,814	17,877,610	44.83	21,682,129	54.37		—	—	—	—	—
2024	606,295	30,272,464	49.93	35,765,205	58.99		14,826	339,705	22.91	386,407	26.06
Thereafter	1,212,775	77,785,880	64.14	103,601,600	85.43		23,439	452,293	19.30	540,892	23.08

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	19,868	$1,205,334	$60.67	$1,209,637	$60.88	656,805	$39,585,364	$60.27	$39,592,003	$60.28	(4)
2016	64,796	3,927,846	60.62	3,926,823	60.60	432,168	21,259,071	49.19	21,467,741	49.67
2017	66,909	3,775,883	56.43	3,804,241	56.86	837,568	43,593,488	52.05	44,692,377	53.36
2018	64,321	4,183,822	65.05	4,306,544	66.95	531,019	29,233,414	55.05	30,895,610	58.18
2019	59,726	3,377,554	56.55	3,486,623	58.38	1,103,146	51,383,440	46.58	53,967,153	48.92
2020	53,106	3,248,664	61.17	3,429,839	64.58	1,210,757	54,418,862	44.95	58,840,129	48.60
2021	57,973	3,427,775	59.13	3,808,001	65.69	1,173,053	60,777,511	51.81	68,905,528	58.74
2022	23,890	1,622,463	67.91	1,865,743	78.10	1,003,646	50,827,774	50.64	59,167,895	58.95
2023	55,846	2,495,452	44.68	2,824,640	50.58	454,660	20,373,063	44.81	24,506,769	53.90
2024	8,751	473,202	54.07	526,034	60.11	629,872	31,085,372	49.35	36,677,646	58.23
Thereafter	156,303	4,892,695	31.30	6,183,657	39.56	1,392,517	83,130,868	59.70	110,326,150	79.23

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 94,864 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space, the current and future expiring rental rate would be $52.80 per square foot and $52.80 per square foot, respectively.

Boston Properties, Inc.

Second Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	12,060	459,936	38.14	459,937	38.14	(4)	—	—	—	—	—
Q3 2015	129,445	9,971,113	77.03	9,971,113	77.03	(5)	14,338	317,625	22.15	317,625	22.15
Q4 2015	352,647	24,009,865	68.08	24,012,200	68.09	(5)	128,447	3,621,491	28.19	3,621,491	28.19

Total 2015	494,152	$34,440,914	$69.70	$34,443,250	$69.70		142,785	$3,939,116	$27.59	$3,939,116	$27.59

Q1 2016	55,818	$2,802,388	$50.21	$2,819,725	$50.52		—	$—	$—	$—	$—
Q2 2016	185,144	9,256,417	50.00	9,339,700	50.45		—	—	—	—	—
Q3 2016	33,660	1,400,999	41.62	1,441,638	42.83		33,400	768,775	23.02	787,662	23.58
Q4 2016	59,350	3,102,647	52.28	3,152,193	53.11		—	—	—	—	—

Total 2016	333,972	$16,562,451	$49.59	$16,753,256	$50.16		33,400	$768,775	$23.02	$787,662	$23.58

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2015	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—	12,060	459,936	38.14	459,937	38.14	(4)
Q3 2015	17,128	1,050,033	61.31	1,052,423	61.44	160,911	11,338,770	70.47	11,341,161	70.48
Q4 2015	2,740	155,301	56.68	157,214	57.38	483,834	27,786,657	57.43	27,790,905	57.44

Total 2015	19,868	$1,205,334	$60.67	$1,209,637	$60.88	656,805	$39,585,364	$60.27	$39,592,003	$60.28

Q1 2016	21,644	$1,373,812	$63.47	$1,365,824	$63.10	77,462	$4,176,201	$53.91	$4,185,548	$54.03
Q2 2016	10,799	614,962	56.95	615,380	56.98	195,943	9,871,379	50.38	9,955,080	50.81
Q3 2016	6,010	346,951	57.73	349,762	58.20	73,070	2,516,725	34.44	2,579,062	35.30
Q4 2016	26,343	1,592,120	60.44	1,595,858	60.58	85,693	4,694,767	54.79	4,748,051	55.41

Total 2016	64,796	$3,927,846	$60.62	$3,926,823	$60.60	432,168	$21,259,071	$49.19	$21,467,741	$49.67

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 39,695 and 55,169 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q3 2015 and Q4 2015, respectively. Excluding the SCIF space, the current and future expiring rental rate would be $50.28 and $50.28 and $54.15 and $54.16, respectively.

Boston Properties, Inc.

Second Quarter 2015

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	177,871	$12,665,652	$71.21	$12,674,268	$71.26	(4)(5)	153,347	$8,247,162	$53.78	$8,247,163	$53.78	(4)
2016	406,902	31,670,871	77.83	32,571,476	80.05	(6)	689,756	35,343,480	51.24	35,302,587	51.18
2017	263,366	16,253,286	61.71	16,467,396	62.53		305,636	16,481,365	53.92	16,752,531	54.81
2018	278,306	14,655,153	52.66	14,931,026	53.65		217,214	12,669,876	58.33	13,241,127	60.96
2019	853,730	45,756,673	53.60	46,592,855	54.58		235,337	12,903,369	54.83	13,617,082	57.86
2020	422,565	23,864,415	56.48	25,064,408	59.31		559,276	34,374,612	61.46	36,124,402	64.59
2021	395,959	21,459,813	54.20	22,540,336	56.93		244,508	12,470,372	51.00	14,722,589	60.21
2022	1,084,743	58,299,804	53.75	63,159,092	58.22		225,876	11,700,442	51.80	13,242,895	58.63
2023	345,335	23,429,775	67.85	25,979,789	75.23		182,555	10,224,814	56.01	11,771,932	64.48
2024	272,428	15,394,216	56.51	17,121,048	62.85		344,018	18,983,144	55.18	20,707,993	60.19
Thereafter	3,546,936	202,003,958	56.95	242,038,954	68.24		595,251	32,532,446	54.65	45,437,863	76.33

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	50,896	$4,535,069	$89.10	$5,024,926	$98.73	(4)	254,596	$14,982,747	$58.85	$14,985,137	$58.86	(4)
2016	572,820	72,544,722	126.64	61,319,543	107.05	(7)	96,835	5,831,077	60.22	5,889,167	60.82
2017	990,708	98,254,630	99.18	98,459,410	99.38		587,329	31,390,362	53.45	32,051,515	54.57
2018	331,398	45,437,612	137.11	45,815,635	138.25		166,769	10,727,326	64.32	11,326,276	67.92
2019	386,501	40,650,794	105.18	40,940,105	105.92		416,183	25,513,240	61.30	27,424,814	65.90
2020	1,529,315	132,728,902	86.79	140,693,974	92.00		463,220	24,302,522	52.46	26,699,114	57.64
2021	233,365	31,138,026	133.43	33,480,621	143.47		514,411	32,327,710	62.84	36,673,561	71.29
2022	835,767	76,346,856	91.35	82,479,866	98.69		315,538	22,113,071	70.08	25,018,601	79.29
2023	105,800	13,248,769	125.22	15,165,240	143.34		57,290	3,804,596	66.41	4,591,944	80.15
2024	688,707	62,591,036	90.88	69,293,701	100.61		182,005	11,623,249	63.86	13,835,391	76.02
Thereafter	2,836,356	269,154,648	94.89	369,005,751	130.10		930,617	65,526,735	70.41	87,158,074	93.66

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Excluding retail space current and future expiring rents would be $43.69 per square foot and $43.69 per square foot, respectively, in 2015.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space and the retail space, current and future expiring rents would be $59.74 per square foot and $64.86 per square foot, respectively, in 2016. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.
(7)	Excluding retail space current and future expiring rents would be $101.28 per square foot and $101.28 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2015

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	240,659	$7,741,503	$32.17	$7,680,056	$31.91	(4)	213,371	$7,963,190	$37.32	$7,969,788	$37.35
2016	550,416	19,366,896	35.19	19,653,215	35.71		318,247	7,019,546	22.06	7,254,623	22.80
2017	555,354	17,987,862	32.39	18,293,420	32.94		366,803	12,765,684	34.80	13,300,043	36.26
2018	294,932	9,485,974	32.16	9,881,937	33.51		36,918	1,378,617	37.34	1,583,315	42.89
2019	497,200	18,758,084	37.73	19,305,257	38.83		372,872	14,882,954	39.91	16,588,976	44.49
2020	165,745	4,994,869	30.14	5,480,066	33.06		72,824	3,203,745	43.99	3,550,829	48.76
2021	451,644	11,631,994	25.75	12,321,340	27.28		—	—	—	—	—
2022	690,245	25,688,601	37.22	26,069,887	37.77		290,448	11,125,247	38.30	12,871,454	44.32
2023	23,197	681,817	29.39	774,605	33.39		40,657	2,047,752	50.37	2,800,187	68.87
2024	263,938	10,017,228	37.95	11,247,351	42.61		—	—	—	—	—
Thereafter	538,977	23,886,828	44.32	26,551,226	49.26		5,642	186,186	33.00	250,218	44.35

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2015	192,597	$6,478,162	$33.64	$6,478,162	$33.64	(4)	402,209	$24,602,616	$61.17	$24,606,866	$61.18	(4)(5)
2016	169,712	5,851,860	34.48	5,868,121	34.58		335,333	15,427,994	46.01	15,578,574	46.46
2017	153,083	5,581,757	36.46	5,611,056	36.65		250,239	12,203,126	48.77	12,640,863	50.52
2018	217,514	7,378,126	33.92	7,508,291	34.52		364,250	18,506,087	50.81	19,569,334	53.73
2019	190,076	6,448,417	33.93	6,882,552	36.21		686,963	25,870,199	37.66	26,542,339	38.64
2020	298,890	10,017,227	33.51	10,697,075	35.79		747,537	30,116,339	40.29	32,141,015	43.00
2021	74,993	2,447,077	32.63	2,600,403	34.68		658,642	28,449,801	43.19	32,231,968	48.94
2022	49,079	1,544,401	31.47	1,707,768	34.80		688,108	28,714,703	41.73	34,149,294	49.63
2023	8,299	265,793	32.03	282,391	34.03		397,370	16,568,466	41.70	19,914,825	50.12
2024	384,402	13,356,736	34.75	13,842,466	36.01		447,867	19,462,123	43.46	22,842,255	51.00
Thereafter	141,333	4,703,283	33.28	5,220,656	36.94		461,900	17,604,133	38.11	23,168,076	50.16

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 94,864 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2015, the current and future expiring rental rate would be $36.58 per square foot and $36.60 per square foot, respectively.

Boston Properties, Inc.

Second Quarter 2015

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	Second Quarter 2015	Second Quarter 2014	Percent Change	YTD 2015	YTD 2014	Percent Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,263	$2,203	2.7%	$2,254	$2,108	6.9%
Average Rental Rate Per Occupied Square Foot (1)	$2.42	$2.40	0.8%	$2.44	$2.30	6.1%
Average Physical Occupancy (1) (2)	93.9%	25.7%	265.4%	87.1%	18.1%	381.2%
Average Economic Occupancy (2)	92.1%	21.9%	320.5%	84.5%	14.6%	478.8%

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,013	$3,912	2.6%	$4,013	$3,919	2.4%
Average Rental Rate Per Occupied Square Foot (3)	$4.48	$4.39	2.1%	$4.46	$4.38	1.8%
Average Physical Occupancy (2) (3)	96.9%	95.4%	1.6%	97.5%	96.1%	1.5%
Average Economic Occupancy (2)	96.9%	95.8%	1.1%	97.9%	96.8%	1.1%

Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	86.7%	87.3%	(0.7%)	82.8%	82.5%	0.4%
Average Daily Rate	$298.70	$273.22	9.3%	$263.05	$239.30	9.9%
Revenue per available room	$259.10	$238.55	8.6%	$217.71	$197.44	10.3%

Net Operating Income (in thousands)	Residential					Hotel
	Second Quarter 2015		Second Quarter 2014 (4)		Percent Change	Second Quarter 2015	Second Quarter 2014	Percent Change
Rental Revenue	$3,811	(5)	$6,298	(5)	(39.5%)	$13,403	$12,367	8.4%
Operating expenses and real estate taxes	1,531		3,936		(61.1%)	8,495	7,315	16.1%

Net Operating Income	$2,280	(5)	$2,362	(5)	(3.5%)	$4,908	$5,052	(2.9%)

Less: Straight line rent and fair value lease revenue	24		85		(71.8%)	1	1	—

Rental Revenue - cash basis	3,787		6,213		(39.0%)	13,402	12,366	8.4%
Less: Operating expenses and real estate taxes	1,531		3,936		(61.1%)	8,495	7,315	16.1%
Add: Straight line ground rent expense	—		522		(100.0%)	—	—	—

Net Operating Income - cash basis	$2,256		$2,799		(19.4%)	$4,907	$5,051	(2.9%)

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 50.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	Includes the Residences on the Avenue which was sold on March 17, 2015 and had approximately $1.9 million of net operating income and approximately $2.3 million of net operating income - cash basis for the quarter ended June 30, 2014.
(5)	Includes 35,796 square feet of retail space which had revenue of approximately $464,000 for the quarter ended June 30, 2015 and 85,324 square feet of retail space which had revenue of approximately $1.1 million for the quarter ended June 30, 2014.

Boston Properties, Inc.

Second Quarter 2015

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14

Boston	90.3%	95.5%	91.3%	87.2%	90.6%	92.6%
New York	97.4%	97.5%	75.8%	80.2%	92.4%	93.5%
San Francisco	95.3%	94.6%	77.9%	74.5%	88.4%	86.6%
Washington, DC	95.5%	95.6%	92.2%	96.3%	93.6%	96.0%

Total Portfolio	94.2%	96.0%	87.2%	87.7%	91.5%	92.8%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14	30-Jun-15	30-Jun-14

Total Office Portfolio	94.2%	96.0%	87.8%	87.7%	91.8%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	81.4%	87.9%	84.7%	90.0%

Total Portfolio	94.2%	96.0%	87.2%	87.7%	91.5%	92.8%

(1)	For disclosures related to our definition of Same Properties, see page 49.

Boston Properties, Inc.

Second Quarter 2015

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office (1)	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	120	31	3	154
Square feet	38,123,075	1,701,412	776,704	40,601,191
Percent of properties in-service	96.2%	100.0%	100.0%	96.4%
Occupancy @ 6/30/2014	93.0%	90.0%	N/A	92.8%
Occupancy @ 6/30/2015	91.8%	84.7%	N/A	91.5%
Percent change from 2nd quarter 2015 over 2nd quarter 2014 (2):
Rental revenue	3.2%	5.5%	21.1%
Operating expenses and real estate taxes	5.8%	(0.0%)	15.3%
Consolidated Net Operating Income (3) - excluding hotel & residential	1.8%	7.6%		2.0	% (2)
Consolidated Net Operating Income (3) - Hotel & residential				30.2	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				0.0	% (2)
Combined Net Operating Income (3)				2.4%

Rental revenue - cash basis	1.9%	7.1%	20.9%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	(0.3%)	10.0%		(0.0	%) (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				29.9	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				1.1	% (2)
Combined Net Operating Income (3) - cash basis (5)				0.5%

Same Property Lease Analysis - quarter ended June 30, 2015

	Office	Office/Technical	Total
Vacant space available @ 4/1/2015 (sf)	3,445,684	168,385	3,614,069
Square footage of leases expiring or terminated 4/1/2015-6/30/2015	1,141,431	35,675	1,177,106

Total space for lease (sf)	4,587,115	204,060	4,791,175

New tenants (sf)	1,045,533	28,069	1,073,602
Renewals (sf)	336,296	7,606	343,902

Total space leased (sf)	1,381,829	35,675	1,417,504

Space available @ 6/30/2015 (sf)	3,205,286	168,385	3,373,671

Net (increase)/decrease in available space (sf)	240,398	—	240,398

Second generation leasing information: (6)
Leases commencing during the period (sf)	1,351,464	35,675	1,387,139
Average lease term (months)	88	47	87
Average free rent period (days)	39	72	40
Total transaction costs per square foot (7)	$39.60	$23.22	$39.18
Increase (decrease) in gross rents (8)	14.07%	36.48%	14.56%
Increase (decrease) in net rents (9)	21.63%	47.53%	22.30%

(1)	Includes revenue and expenses from retail tenants.
(2)	See page 42 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 41. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 49.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 41.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,387,139 square feet of second generation leases that commenced in Q2 2015, leases for 1,223,146 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 896,470 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 896,470 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Second Quarter 2015

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2015	June 30, 2014
	(in thousands)

Net income attributable to Boston Properties, Inc.	$82,078	$79,145
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,394	8,883
Noncontrolling interest - redeemable preferred units of the Operating Partnership	3	320
Noncontrolling interest in property partnerships (1)	9,264	7,553

Net income	100,739	95,901

Add:
Interest expense	108,534	110,977
Depreciation and amortization	167,844	154,628
Transaction costs	208	661
General and administrative expense	22,284	23,271

Subtract:
Gains (losses) from investments in securities	24	(662)
Interest and other income	(1,293)	(2,109)
Income from unconsolidated joint ventures	(3,078)	(2,834)
Development and management services income	(4,862)	(6,506)

Consolidated Net Operating Income	390,400	373,327
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	11,374	11,123

Combined Net Operating Income	$401,774	$384,450

Same Property Net Operating Income	378,599	369,866
Net Operating Income from non Same Properties (3)	16,315	13,557
Termination income	6,860	1,027

Combined Net Operating Income	$401,774	$384,450

Same Property Net Operating Income	378,599	369,866
Subtract:
Straight-line rent and fair value lease revenue	(23,975)	(14,429)
Add:
Straight-line ground rent expense	1,106	1,186
Lease transaction costs which qualify as inducements in accordance with GAAP (4)	4,355	1,834

Same Property Net Operating Income - cash basis	$360,085	$358,457

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income. Non Same Properties include dispositions that occurred prior to June 30, 2015 and therefore are no longer a part of the Company’s property portfolio.
(4)	For additional information, refer to page 42.

Boston Properties, Inc.

Second Quarter 2015

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office (1)				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-15	30-Jun-14	Change	Change	30-Jun-15	30-Jun-14	Change	Change
Rental Revenue	$556,630	$533,654			$14,549	$13,791
Less Termination Income	6,680	986			—	—

Rental revenue - subtotal	549,950	532,668	$17,282	3.2%	14,549	13,791	$758	5.5%
Operating expenses and real estate taxes	200,510	189,532	10,978	5.8%	3,802	3,803	(1)	(0.0%)

Net Operating Income (2)	$349,440	$343,136	$6,304	1.8%	$10,747	$9,988	$759	7.6%

Rental revenue - subtotal	$549,950	$532,668			$14,549	$13,791
Less:
Straight-line rent and fair value lease revenue	23,234	13,069	10,165	77.8%	661	1,223	(562)	(46.0%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	4,285	1,410	2,875	203.9%	—	402	(402)	(100.0%)

Rental revenue - cash basis	531,001	521,009	9,992	1.9%	13,888	12,970	918	7.1%
Less:
Operating expenses and real estate taxes	200,510	189,532	10,978	5.8%	3,802	3,803	(1)	(0.0%)
Add:
Straight-line ground rent expense (4)	1,106	1,186	(80)	(6.7%)	—	—	—	—

Net Operating Income (5) - cash basis	$331,597	$332,663	$(1,066)	(0.3%)	$10,086	$9,167	$919	10.0%

	Sub-Total (1)				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-15	30-Jun-14	Change	Change	30-Jun-15	30-Jun-14	Change	Change
Rental Revenue	$571,179	$547,445			$17,214	$14,220
Less Termination Income	6,680	986			—	—

Rental revenue - subtotal	564,499	546,459	$18,040	3.3%	17,214	14,220	$2,994	21.1%
Operating expenses and real estate taxes	204,312	193,335	10,977	5.7%	10,026	8,699	1,327	15.3%

Net Operating Income (2)	$360,187	$353,124	$7,063	2.0%	$7,188	$5,521	$1,667	30.2%

Rental revenue - subtotal	$564,499	$546,459			$17,214	$14,220
Less:
Straight-line rent and fair value lease revenue	23,895	14,292	9,603	67.2%	24	5	19	380.0%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	4,285	1,812	2,473	136.5%	—	—	—	—

Rental revenue - cash basis	544,889	533,979	10,910	2.0%	17,190	14,215	2,975	20.9%
Less:
Operating expenses and real estate taxes	204,312	193,335	10,977	5.7%	10,026	8,699	1,327	15.3%
Add:
Straight-line ground rent expense (4)	1,106	1,186	(80)	(6.7%)	—	—	—	—

Net Operating Income (5) - cash basis	$341,683	$341,830	$(147)	(0.0%)	$7,164	$5,516	$1,648	29.9%

	Unconsolidated Joint Ventures				Total (1)
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-15	30-Jun-14	Change	Change	30-Jun-15	30-Jun-14	Change	Change
Rental Revenue	$19,175	$18,660			$607,568	$580,325
Less Termination Income	180	41			6,860	1,027

Rental revenue - subtotal	18,995	18,619	$376	2.0%	600,708	579,298	$21,410	3.7%
Operating expenses and real estate taxes	7,771	7,398	373	5.0%	222,109	209,432	12,677	6.1%

Net Operating Income (2)	$11,224	$11,221	$3	0.0%	$378,599	$369,866	$8,733	2.4%

Rental revenue - subtotal	$18,995	$18,619			$600,708	$579,298
Less:
Straight-line rent and fair value lease revenue	56	132	(76)	(57.6%)	23,975	14,429	9,546	66.2%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	70	22	48	218.2%	4,355	1,834	2,521	137.5%

Rental revenue - cash basis	19,009	18,509	500	2.7%	581,088	566,703	14,385	2.5%
Less:
Operating expenses and real estate taxes	7,771	7,398	373	5.0%	222,109	209,432	12,677	6.1%
Add:
Straight-line ground rent expense (4)	—	—	—	—	1,106	1,186	(80)	(6.7%)

Net Operating Income (5) - cash basis	$11,238	$11,111	$127	1.1%	$360,085	$358,457	$1,628	0.5%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 41. For disclosures relating to our use of NOI see page 49.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 11. For additional information related to second generation transaction costs, see page 43.
(4)	For additional information, see page 6.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 41. For disclosures relating to our use of NOI see page 49.

Boston Properties, Inc.

Second Quarter 2015

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2015

	Office	Office/Technical	Total
Vacant space available @ 4/1/2015 (sf)	3,843,254	168,385	4,011,639
Property dispositions/ properties taken out of service (sf)	(73,258)	—	(73,258)
Properties placed in-service (sf)	25,945 (1)	—	25,945
Leases expiring or terminated 4/1/2015-6/30/2015 (sf)	1,221,117	35,675	1,256,792

Total space available for lease (sf)	5,017,058	204,060	5,221,118

1st generation leases (sf)	159,367	—	159,367
2nd generation leases with new tenants (sf)	1,015,168	28,069	1,043,237
2nd generation lease renewals (sf)	336,296	7,606	343,902

Total space leased (sf)	1,510,831	35,675	1,546,506

Vacant space available for lease @ 6/30/2015 (sf)	3,506,227	168,385	3,674,612

Net (increase)/decrease in available space (sf)	337,027	—	337,027

Second generation leasing information: (2)
Leases commencing during the period (sf)	1,351,464	35,675	1,387,139
Average lease term (months)	88	47	87
Average free rent period (days)	39	72	40
Total transaction costs per square foot (3)	$39.60	$23.22	$39.18
Increase (decrease) in gross rents (4)	14.07%	36.48%	14.56%
Increase (decrease) in net rents (5)	21.63%	47.53%	22.30%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	300	886,056	17.75%	30.14%	886,356	287,391
New York	86,120	117,976	15.98%	19.22%	204,096	364,143
San Francisco	60,132	159,819	26.25%	41.28%	219,951	182,284
Washington, DC	12,815	223,288	3.35%	4.63%	236,103	190,763

	159,367	1,387,139	14.56%	22.30%	1,546,506	1,024,581

(1)	Total square feet of properties placed in-service in Q2 2015 consist of 300 square feet at 325 Main Street (formerly Three Cambridge Center) and 25,645 square feet at 535 Mission Street.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,387,139 square feet of second generation leases that commenced in Q2 2015, leases for 1,223,146 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 896,470 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 896,470 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 176,497.

Boston Properties, Inc.

Second Quarter 2015

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2015	Q1 2015	2014	2013	2012

Recurring capital expenditures	$14,869	$8,763	$42,610	$51,026	$23,774

Planned non-recurring capital expenditures associated with acquisition properties	1,485	972	13,087	20,506	22,287

Hotel improvements, equipment upgrades and replacements	272	491	2,894	2,070	896

	$16,626	$10,226	$58,591	$73,602	$46,957

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2015	Q1 2015	2014	2013	2012
Office
Square feet	1,351,464	1,261,753	3,578,780	3,554,632	3,572,825

Tenant improvements and lease commissions PSF	$39.60	$43.27	$30.89	$37.54	$45.31

Office/Technical
Square feet	35,675	27,639	357,266	55,456	59,788

Tenant improvements and lease commissions PSF	$23.22	$19.00	$16.69	$2.02	$3.94

Average tenant improvements and lease commissions PSF	$39.18	$42.75	$29.60	$36.99	$44.63

Boston Properties, Inc.

Second Quarter 2015

ACQUISITIONS/DISPOSITIONS

as of June 30, 2015

ACQUISITIONS

For the period from January 1, 2015 through June 30, 2015

Property	Date Acquired	Square Feet	Initial Investment (1)	Anticipated Future Investment (1)	Total Investment (1)		Percentage Leased

1265 Main Street (50% ownership interest)	May 8, 2015	115,000	$1,934,000	$24,156,000	$26,090,000	(2)	100%
Dock72 (50% ownership interest)	June 26, 2015	670,000	9,140,000	195,760,000	204,900,000	(3)	33%

Total Acquisitions		785,000	$11,074,000	$219,916,000	$230,990,000		43%

(1)	Represents the Company’s share.
(2)	On May 8, 2015, the Company entered into a joint venture with an affiliate of 1265 Main Street LLC to redevelop an existing building into a Class A office building totaling approximately 115,000 net rentable square feet at 1265 Main Street in Waltham, Massachusetts. The joint venture partner contributed real estate and improvements, with an aggregate fair value of approximately $9.4 million, for its initial 50% interest in the joint venture. For its initial 50% interest, the Company will contribute cash totaling approximately $9.4 million as the joint venture incurs costs. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture has entered into a fifteen-year lease with a tenant to occupy 100% of the building. See also page 46.
(3)	On June 26, 2015, the Company entered into a joint venture with Rudin Development to develop Dock72, an office building totaling approximately 670,000 net rentable square feet located at the Brooklyn Navy Yard in Brooklyn, New York. Each partner contributed cash totaling approximately $9.1 million for their initial 50% interest in the joint venture. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture entered into a 96-year ground lease with the Brooklyn Navy Yard Development Corporation, comprised of an initial term of 49 years, which may be extended by the joint venture to 2111, subject to certain conditions. The joint venture also entered into a 20-year lease with a tenant to occupy approximately 222,000 net rentable square feet at the building. See also pages 46 and 47.

DISPOSITIONS

For the period from January 1, 2015 through June 30, 2015

			Gross	Net Cash
Property	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain

Washingtonian North (land parcel)	February 19, 2015	N/A	$8,700,000	$8,331,000	$3,656,000
Residences on The Avenue (335 units)	March 17, 2015	323,050	196,000,000	192,478,000	91,428,000	(1)

Total Dispositions		323,050	$204,700,000	$200,809,000	$95,084,000

(1)	The Company has agreed to provide the buyer up to $6.0 million of net operating income support if the property’s net operating income fails to achieve certain thresholds. This amount has been recorded as a reduction to the gain on sale. The Residences on The Avenue is comprised of 335 apartment units and approximately 50,000 net rentable square feet of retail space, subject to a ground lease that expires on February 1, 2068.

Boston Properties, Inc.

Second Quarter 2015

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2015

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 6/30/2015 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Annapolis Junction Building Seven (50% ownership)	Q3 2015	Q3 2015	Annapolis, MD	1	127,229	$17,235,425	$17,500,000	$11,000,000	$9,144,563	$—	100%	—
690 Folsom Street	Q1 2015	Q1 2016	San Francisco, CA	1	26,080	14,636,781	17,900,000	—	—	3,263,219	100%	55%
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	22,547,962	47,000,000	—	—	24,452,038	100%	—
99 Third Avenue Retail	Q4 2015	Q2 2016	Waltham, MA	1	16,500	14,877,042	16,900,000	—	—	2,022,958	84%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	185,491,205	215,000,000	—	—	29,508,795	81%	41%
1265 Main Street (50% Ownership)	Q4 2016	Q4 2016	Waltham, MA	1	115,000	3,621,191	26,090,000			22,468,809	100%
Prudential Center Retail Expansion	Q1 2016	Q4 2016	Boston, MA	—	15,000	6,232,873	9,980,000	—	—	3,747,127	42%
Annapolis Junction Building Eight (50% ownership)	Q1 2016	Q1 2017	Annapolis, MD	1	125,000	12,000,019	18,500,000	13,000,000	6,887,840	387,821	—	—
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	41,244,777	100,400,000	—	—	59,155,223	74%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	280,714,460	360,760,000	—	—	80,045,540	83%	—
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	80,973,277	271,500,000	—	—	190,526,723	63%	—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	380,556,025	1,073,500,000	—	—	692,943,975	51%	—
Dock72 (50% ownership)	Q4 2017	Q4 2019	Brooklyn, NY	1	670,000	9,302,480	204,900,000	—	—	195,597,520	33%	—

Total Properties under Construction				12	4,079,809	$1,069,433,517	$2,379,930,000	$24,000,000	$16,032,403	$1,304,119,748	60%	8%
Redevelopment Properties
Reservoir Place North	Q1 2016	Q1 2017	Waltham, MA	1	73,000	$752,276	$24,510,000	$—	$—	$23,757,724	—	—

Total Properties under Redevelopment				1	73,000	$752,276	$24,510,000	$—	$—	$23,757,724	—	—

Total Properties Under Construction and Redevelopment				13	4,152,809	$1,070,185,793	$2,404,440,000	$24,000,000	$16,032,403	$1,327,877,472	59%	8%

PROJECTS PLACED IN-SERVICE DURING 2015

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 6/30/2015 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Not Applicable

Total Projects placed In-Service				—	—	$—	$—	$—	$—	$—	—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (5)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Future Square Footage (6)

North First Business Park	San Jose, CA	5	190,636	100.0%	$15.94	N	S	1,359,364

Total Properties held for Re-Development		5	190,636	100.0%	$15.94			1,359,364

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry.
(3)	Represents percentage leased as of July 24, 2015, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(6)	The Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 47.

Boston Properties, Inc.

Second Quarter 2015

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2015

		Approximate
		Developable
Location	Acreage	Square Feet

San Jose, CA (1)	44.0	2,659,000
Reston, VA	38.3	1,160,000
Waltham, MA	11.3	805,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Gaithersburg, MD	19.3	550,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Boston, MA (50% ownership)	—	377,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	346.7	9,200,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2015

		Approximate
		Developable
Location	Acreage	Square Feet
Princeton, NJ	134.1	1,650,000
Boston, MA (50% ownership)	—	1,423,000
Brooklyn, NY (50% ownership) (2)	1.3	600,000
Cambridge, MA	—	207,500
San Francisco, CA	2.3	TBD

	137.7	3,880,500

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 46.
(2)	On June 26, 2015, the Company entered into an option agreement to ground lease a land parcel which could support between 600,000 and 1,000,000 net rentable square feet of development.

Boston Properties, Inc.

Second Quarter 2015

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO lease transaction costs which qualify as rent inducements, non-real estate depreciation, non-cash losses from early extinguishments of debt, stock-based compensation, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and non-cash termination income adjustment (fair value lease amounts). Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which had been converted as of May 12, 2014), (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (5) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which had been converted as of May 12, 2014), (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (5) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2015

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains (losses) from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures and 100% of consolidated joint ventures.

Annualized Revenue

Annualized Revenue is defined as rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Future Annualized Revenue is defined as rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Second Quarter 2015

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.